Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MONTHLY OPERATING REPORT

Document
REQUIRED DOCUMENTS	Form No.	Attached	Explanation

Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1A	Yes	MOR 1-A includes explanation and list of bank accounts with book balance.

Schedule of Professional Fees Paid	MOR-1B	Yes

Copies of Bank Statements		No	See explanation on MOR-1A.

Cash Disbursements Journal		No	See summary of disbursements on MOR-1.

Statement of Operations	MOR-2	Yes

Balance Sheet	MOR-3	Yes

Status of Postpetition Taxes	MOR-4	Yes

Copies of IRS Form 6123 or Payment Receipt	MOR-4A	Yes	MOR-4A includes verification of tax payments from 3rd party payroll processor.

Copies of Tax Returns Filed During Reporting Period	MOR-4B	Yes	List of tax returns filed. See MOR-4 for further explanation.

Summary of Unpaid Postpetition Debts	MOR-5	Yes

Listing of Aged Accounts Payable	MOR-5A	Yes

Accounts Receivable Reconciliation and Aging	MOR-6	Yes

Debtor Questionnaire	MOR-6	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Scott Hurd	9/22/2008
Signature of Authorized Individual	Date

Scott Hurd
Printed Name of Authorized Individual

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Current Month
	(7/27/08 - 8/23/08)			Cumulative Filing to Date [1]
($000s)	Actual	Projected [5]		Actual		Projected [5]

Cash Receipts:

Sales Receipts	155,296	$190,110		$611,062		$741,315
Other Receipts (i.e. Tenant Allow.)	1,736	496		7,794		2,017
Store Closure Proceeds	54,549	—		175,095		121,449
Total Receipts	211,581	190,606		793,951		864,780

Cash Disbursements:

Trade Payments:
A/P - Merchandise	72,311	97,054		228,152		392,809
Rollover A/P - Prepaid	—	—		—		—
A/P - LC’s & Trade Card	10,951	—		31,078		—
A/P - LAPP	—	—		—		—
Total Trade Payments	83,262	97,054		259,230		392,809

Operating Expenses:
Payroll, Payroll Taxes & Benefits	24,565	23,466		113,805		109,688
Rent Checks and Wires	20,746	16,614		62,297		52,658
Marketing	3,079	—		10,544		—
Capital Expenditures	—	—		—		—
Freight	7,330	—		28,830		—
Sales Tax Payable	14,777	11,903		47,311		44,468
SCS Expense / Savings	(894)
Other (Import duties, Misc. CC fees)	17,148			59,906		—
Administrative & Selling Expenses	—	48,883	[2]	—		180,365
Total Operating Expenses	86,751	100,866		322,694		387,179

Non-Operating Expenses:
DIP & Revolver Interest & Fees	—			1,052		—
Other Interest Expense / (Income)	(5)			2,808		—
Total Non-Operating Expenses	(5)	—		3,860		—

Net Operating Cash Flow	41,573	(7,314)		208,167		84,792

Bankruptcy Expenses:
DIP Fees & Expenses	—			14,000		14,000
Deposits for Utilities	—			1,485		—
Professional Fees & US Trustee Fees	585	2,265		4,974	[3]	11,595
Total Bankruptcy Expenses	585	2,265		20,459		25,595

Net Cash Flows	$40,988	$(9,579)		$187,708		$59,197

Draw / (Paydown) of DIP Facility	(44,152)	N/A		(210,985)		N/A

Net Change in Cash	$(3,164)			$(23,277)

Disbursements for Calculating U.S. Trustee Quarterly Fees

Total Disbursements for Calculating	$170,593

	Allocation	Fiscal	Quarter to
	Percentage [4]	Period	Date
Linens ‘n Things Center, Inc.	12.2%	$20,882	$40,504
LNT Merchandising Company LLC	22.4%	38,165	74,027
LNT Services, Inc.	61.0%	104,059	201,840
LNT West, Inc.	2.0%	3,339	6,476
LNT, Inc.	2.4%	4,078	7,911
Linens ‘n Things, Inc.	0.0%	58	113
LNT Virginia LLC	0.0%	13	24
LNT Leasing II LLC	0.0%	—	—
LNT Leasing III LLC	0.0%	—	—
Bloomington MN L.T., Inc.	0.0%	—	—
Citadel LNT LLC	0.0%	—	—
Vendor Finance LLC	0.0%	—	—
Linens Holding Co.	0.0%	—	—
		170,593	330,895

[1]

The cumulative cash receipts and disbursements includes the five-day period prior to the petition date (04/27/08 - 05/01/08). The Debtors do not track projected or actual cash receipts and disbursements on a daily basis. Therefore, the entire first week of the fiscal month is included on this schedule.

[2]	The Debtors’ projections group all Administrative & Selling Expenses into one category. This category includes the Marketing, Freight and Other categories from the Actual disbursements.
[3]	The Debtors paid $1.9 million of this total professional fees between 04/27/08 and the filing date.
[4]

The allocation percentage to the various Debtor entities represents the approximate percentage of the total disbursements made in the 90-day period preceding the petition date made by each debtor (see Statement of Financial Affairs 3-B for each Debtor). The calculation of the percentages is based on disbursements made to third parties and does not include transfers amongst the Debtors.

[5]	Budget filed with Initial Operating Report on June 6, 2008.

MOR-1

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-1A:  BANK RECONCILIATIONS

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice  is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after the month end.  Store bank accounts are not reconciled on a monthly basis.  These accounts are strictly depository accounts; neither checks nor wires are drafted from these accounts.  Balances in these accounts are swept into corporate accounts (which are reconciled as described above) on a daily basis.  The Company is developing a system to enable it to prepare timely reconciliations for the store bank accounts.  See the attached schedule for a listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

/s/ Scott Hurd
Scott Hurd
Controller
Linens ‘N Things

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-1A:  BANK RECONCILIATIONS - continuation sheet

Bank Name	Entity	Account#	Book Balance

I. Bank Accounts Classified as “Cash” on the Balance Sheet:

Bank of America	Linens N Things Inc,	...0382	172,863.00
Citizens Bank	Linens N Things Inc,	...5636	103,834.00
Intrust Bank	Linens N Things Inc,	...1579	7,282.00
Univest (Pennview)	Linens N Things Inc,	...1641	6,010.00
Fifth Third	Linens N Things Inc,	...9498	33,779.00
Bank of the Cascades	Linens N Things Inc,	...2926	628,366.00
Bankcorp South	LNT Inc.	...2799	14,756.00
Bank of America	LNT Inc.	...3632	(326,728.00)
Chittenden Bank	LNT Inc.	...1837	11,541.00
First Interstate Bank	LNT Inc.	...6542	—
Huntington National Bank (Sky)	LNT Inc.	...7158	—
National City Bank, IL	LNT Inc.	...9258	269,811.00
National City Bank, OH	LNT Inc.	...0543	44,507.00
National City Bank, IN	LNT Inc.	...3604	31,214.00
National City Bank, MI	LNT Inc.	...5959	1
Regions Bank (Union Planters)	LNT Inc.	...4407	17,937.00
Regions Bank (AmSouth)	LNT Inc.	...0104	185,430.00
SunTrust	LNT Inc.	...2338	244,444.00
TD Banknorth N.A. (Banknorth)	LNT Inc.	...2769	27,538.00
TD Banknorth N.A. (BoNH)	LNT Inc.	...6681	214,436.00
US Bank, MO	LNT Inc.	...4286	136,444.00
Wachovia	LNT Inc.	...4746	2,030,427.00
Wheatland Bank	LNT Inc.	...0288	23,150.00
JP Morgan Chase	LNT West	...6720	296,433.00
Norwest Bank (Wells Fargo)	LNT West	...3860	700,647.00
Bank of New York	Bloomington	...8546	—
Bank of New York	LNT Leasing II LLC	...8562	—
Bank of New York	LNT Leasing III LLC	...4479	—
Bank of New York	Linens N Things Center	...8261	877,375
Bank of New York	Linens N Things Inc.	...0931	—
Bank of New York	LNT Inc.	...8538	—
Bank of New York	LNT West	...8619	—
Bank of New York	LNT Virginia LLC	...8570	—
Bank of New York	LNT Merchandising	...4460	—
Bank of New York	Citadel	...4568	6,275
Bank of New York	LNT Services	...3101
Wachovia	LNT Services	...8232	—
Wachovia	LNT Leasing II LLC	...8261	—
Wachovia	LNT Leasing III LLC	...8274	—
Wachovia	Center	...8216	2,963,501
Wachovia	Linens N Things Inc.	...8229	—
Wachovia	LNT Inc.	...8245	—
Wachovia	LNT West	...8258	—
Wachovia	LNT Services	...2572	90,707.00
Solutran / Lake Region Bank	LNT Inc.	...4045	42,968.00
JPMorgan Chase	LNT Services	...5828	3,440.00

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-1A:  BANK RECONCILIATIONS - continuation sheet

Bank Name	Entity		Account#	Book Balance

Bank of America	LNT Inc.		...8980	298,880
Bank of America	LNT Inc.		...9000	2,953,490
Bank of America	LNT Inc.		...9729	320,786.00
Bank of America	Linens ‘n Things, Inc	.	...9192
JPMorgan Chase	LNT Services		...5801	116,750.21
Evergreen Investments	LNT Services		...4761	252,719.00
Bank of New York	Linens N Things Center		...0307
Bank of New York	LNT Merchandising		...7842
Bank of America	Utility Deposits		...9192	1,084,663
				13,885,677
Adjustments:
Store Deposits Swept into Centralized Accounts (in transit)				(216,136.00)
Cash on Hand at Stores				783,758.00
Miscellaneous				(3,297.00)
Lease and Tax Payments in Transit				(117,043.00)

Cash Balance per Balance Sheet				14,332,959

II. Bank Accounts Classified as Liabilities on Balance Sheet (Outstanding Checks)

Bank of New York	LNT Merchandising		...3296	(11,863,534)
Bank of New York	LNT Services		...3270	(6,115,242)
Bank of New York	LNT Services		...3288	(5,366,629)
				(23,345,405)

III. Net Book Balance				$(9,012,446)

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-1B: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID [1]

	Period	Amount	Check		Amount Paid		Year-to-Date
Payee	Covered	Approved	Number	Date	Fees	Expenses	Fees	Expenses

CONWAY, DEL GENIO & GRIES	Jul-08	200,597	WIRE	08/01/08	$200,000	$597	$600,000	$14,666
CARL MARKS	May-08	36,366	WIRE	07/31/08	45,419	9,567
CARL MARKS	Jun-08	103,674	WIRE	08/18/08	125,000	3,674	170,419	13,241
ASSET DISPOSITION ADVISORS [2]							430,271	16,154

Total		$340,637			$370,419	$13,837	$1,200,690	$44,062

[1]	Includes amounts paid to court approved professionals only (Debtors’ and Creditors’ Committee professsionals).
[2]	No payment made during the August reporting period.

MOR-1B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	39683

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

	August	July	Cumulative
	(7/27/08-8/23/08)	(6/29/08-7/26/08)	Filing to Date [1]

Gross Revenues	$118,609,288	$111,963,136	$486,724,545
Rebates and Returns	(985,191)	35,789	1,055,425
Cost of Goods Sold	(56,878,976)	(54,191,279)	(237,776,186)

Initial Mark On (IMO)	60,745,121	57,807,646	250,003,784

Markdowns	13,332,584	11,195,655	53,356,321
Gross Allowances	(5,062,107)	(5,194,393)	(13,975,728)
Deferred Allowances	(1,959,321)	(2,296,333)	(20,337,975)
Total Markdowns - Net	6,311,156	3,704,929	19,042,618

Merchant Margin	54,433,965	54,102,717	230,961,166

Supply Chain Expenses	(3,894,036)	(5,862,773)	(20,460,669)
Buying, Product Development, Shrink	(3,283,858)	(3,260,581)	(13,955,202)
Gross Profit	47,256,071	44,979,363	196,545,295

Store Payroll Expense	(15,378,142)	(14,169,065)	(62,729,051)
Other Store Selling Expenses (see attached schedule)	(3,714,808)	(4,470,306)	(17,604,594)
Total Selling Expense	(19,092,950)	(18,639,371)	(80,333,645)

Margin after Selling Expenses	28,163,121	26,339,992	116,211,650

Occupancy	(32,141,900)	(34,182,235)	(138,357,277)
Sales Promotions	(4,957,045)	(5,237,351)	(15,549,987)
Other Store Expenses (see attached schedule)	(1,258,773)	(1,181,557)	(4,550,846)
Supervisory / Other	(796,058)	(825,129)	(3,631,818)
Total Store Expenses	(39,153,776)	(41,426,272)	(162,089,928)

Store Contribution	(10,990,655)	(15,086,280)	(45,878,278)

Administrative Salaries	(2,053,878)	(2,106,849)	(8,476,027)
Other Administrative Expenses (see attached schedule)	(1,336,131)	(1,988,329)	(7,603,355)
Other Income / (Expense)	306,152	326,639	1,306,841
Interest	(1,764,086)	(1,554,337)	(7,337,776)
Taxes	(269,869)	(268,908)	(1,440,796)
Total General & Administrative	(5,117,812)	(5,591,784)	(23,551,113)

Net Earnings	$(16,108,467)	$(20,678,064)	$(69,429,391)

Reorganization Items (see attached schedule)	(17,186,867)	(7,474,912)	(73,306,692)

Net Earnings After Reorganization Items	$(33,295,334)	$(28,152,976)	$(142,736,083)

[1]

Adjustments were made to the May, June and July income statements since the respective May and June Monthly Operating Reports were filed. These adjustments are reflected in the “Cumulative Filing to Date” column.

MOR-2

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-2: STATEMENT OF OPERATIONS - continuation sheet

	Postpetition
	Fiscal Period	Cumulative
Breakdown of “Other” Category	(7/27/08-8/23/08)	Filing to Date

Other Store Selling Expenses
- Payroll Taxes	$(1,591,924)	$(4,716,056)
- Employee Benefits	401,119	(1,640,780)
- Workers Compensation	(891,568)	(2,427,312)
- 401(K)	(103,979)	(342,404)
- Store Travel	(47,666)	(123,659)
- Management Development	(59,285)	(119,849)
- Store Supplies	(471,217)	(1,843,754)
- Third Party Commissions	(995,635)	(2,013,778)
- Store Bonus Cost	73,095	(422,455)
- Employee Referrals	(6,609)	(52,190)
- Relocations	(21,139)	(187,549)
	(3,714,808)	(13,889,786)
Other Store Expense
- Cash Over & Short	(7,884)	(121,133)
- Inventory Fees	—	(13,494)
- Security	(155,737)	(570,869)
- Bad Checks Expense	(2,139)	(153,890)
- Check Collection Fees, Net	(9,595)	(16,365)
- Credit & Check Auth Fee	(84,336)	(451,792)
- Telephone	(178,216)	(528,483)
- Postage	(34,802)	(55,637)
- Charge Card Discount, Net	(2,452,475)	(5,518,201)
- Bank Service Fees	(84,797)	(337,100)
- Employment Agency Fees	(9,756)	(68,934)
- Canadian License Fees & Miscellaneous	1,760,964	4,543,825
	(1,258,773)	(3,292,073)
Other Administrative Expenses
- Division Management	(22,781)	(45,677)
- Human Resources	(129,381)	(454,690)
- Construction & Maintenance	89,788	282,230
- Store Planning	(1,485)	(4,651)
- Lease Administration	(2,253)	(7,747)
- Legal	(65,384)	(256,950)
- Marketing	(8,910)	(32,217)
- Accounting & Shrink	(76,608)	(197,195)
- Quality Control	690,159	54,821
- Admin Services	(93,072)	(169,219)
- Information Services	(437,291)	(1,381,701)
- Store Operations	(5,231)	(16,415)
- Home Office	(9,791)	(86,420)
- Shareholder Reporting	(13,333)	(31,230)
- Employee Benefits	(152,807)	(300,581)
- Minimum Rent	(164,214)	(486,345)
- Outside Services	(90,499)	(390,446)
- Consulting	(95,489)	(229,267)
- Miscellaneous	34,691	(6,483,730)
- Home Office Operating Costs	(146,022.00)	(442,678)
- Insurance	(75,834)	(218,827)
- Apollo & NRDC Management Fees	(166,667)	(470,239)
- Stock Option Expense	(287,385)	(775,079)
- Workers Comp	(2,916)	(18,389)
- 401(K)	(92,654)	(305,113)
- Audit Fees	(210,000)	(774,500)
- Directors & Registers Fees	160,023	307,978
- Charitable Contribution	(3,656)	(51,447)
- Merchandise Allocation	550,011	1,574,048
- Amort of DIP Costs	(267,158)	(753,767)
- Administrative Office Depreciation	(239,982)	(736,242)
	(1,336,131)	(12,901,685)
Other Reorganization Expenses
- Transaction Costs - Financing Costs	(2,708,657)	(6,957,542)
- Transaction Costs - Legal & Professional Fees	(1,063,615)	(3,449,191)
- Credit Facility Fees	—	(10,620,225)[1]
- Restructuring Reserve	11,303,206	(3,942,659)
- Store Closing Expenses	(24,717,801)	(48,449,687)
	(17,186,867)	(73,419,304)

[1]	Represents the write-off of the costs associated with the prepetition credit facility.

MOR-2 (continued)

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-3: BALANCE SHEET

	Postpetition Fiscal	Postpetition Fiscal
	Period as of	Period as of	Prepetition Balance
	08/23/08	07/26/08	as of 5/01/08
Assets
Current Assets
Cash	$14,332,958	$33,926,577	$26,512,240
Accounts Receivable (Net)	38,355,962	41,582,888	25,333,978
Inventory	507,435,408	563,005,990	696,841,386
Inventory Related to Liquidation Sales	54,000,000	50,936,752	—
Prepaid Expenses	14,468,985	16,325,741	41,949,381
Total Current Assets	628,593,313	705,777,948	790,636,985

Property & Equipment
Building	5,010,000.00	5,010,000	5,010,000
Furniture & Fixtures	240,474,732	276,425,578	292,277,444
Hardware	13,558,607	13,841,355	14,866,273
Leasehold Improvements	179,813,541	183,411,129	207,217,671
Land	1,030,400	1,030,400	1,030,400
Software	8,677,619	8,713,307	8,911,489
Less: Accumulated Depreciation	(204,115,933)	(214,439,713)	(214,507,584)
Total Property & Equipment	244,448,966	273,992,056	314,805,693

Other Assets
Identifiable Intangible	134,900,948	135,503,022	138,157,957
Goodwill	253,159,671	253,159,671	253,159,671
Other Noncurrent Assets (see attached)	35,340,658	37,602,018	36,700,672
Total Other Assets	423,401,277	426,264,711	428,018,300

Total Assets	1,296,443,556	1,406,034,715	1,533,460,978

Liabilities and Shareholders’ Equity
Liabilities Not Subject to Compromise
Current Liabilities
Accounts Payable, Merchandise Accruals, Refunds & Allowances	54,958,628	43,866,786	87,301,142
Due To Customers	10,176,624	9,419,118	41,159,477
Salaries And Wages	11,575,211	7,616,450	11,564,444
Taxes (non Franchise and Income Tax)	14,286,267	15,279,374	14,990,551
Workers Compensation	559,345	184,381	2,093,201
Current Retirement Plans	66,550	68,850	56,148
Rent	—	—	—
General Liability Claims	286,749	103,437	1,330,306
Accrued Auto Claims and Uninsured Losses	26,184	7,044	346,074
Other Accrued Liabilities (see attached)	100,322,953	132,020,239	146,966,580
Total Current Liabilities	192,258,511	208,565,679	305,807,923

Long Term Liabilities
Long-Term Borrowings	150,925,423	195,077,398	1,032,387,823
Noncurrent Deferred Income	—	—	47,837,278
Other Liabilities (see attached)	2,997,721	1,972,732	80,099,764
Total Long Term Liabilities	153,923,144	197,050,130	1,160,324,865

Total Liabilities Not Subject to Compromise	346,181,655	405,615,809	1,466,132,788

Liabilities Subject to Compromise
L/T Senior Secured Note	650,000,000	668,914,007	—
Unsecured Claims	348,506,731	345,641,481	—
Priority Claims	26,783,321	27,196,968	—
Total Liabilities Subject to Compromise	1,025,290,053	1,041,752,456	—

Total Liabilities	1,371,471,708	1,447,368,265	1,466,132,788

Shareholders’ Equity
Common Stock	130,130	130,130	130,130
Additional Paid-In Capital	601,541,602	601,254,218	600,479,139
Retained Earnings - Prepetition	(536,191,697)	(536,191,697)	(536,191,697)
Retained Earnings - Postpetition	(142,736,031)	(109,488,895)	—
Currency Gain/Loss	2,227,844	2,962,694	2,910,618
Net Shareholders’ Equity	(75,028,152)	(41,333,550)	67,328,190

Total Liabilities and Shareholders’ Equity	$1,296,443,556	$1,406,034,715	$1,533,460,978

[1]

The categorization of certain liabilities on the May 24th balance sheet have been reclassified among the Liabilities Subject to Compromise and Liabilities Not Subject to Compromise categories since the filing of the May 2008 Monthly Operating Report. The Debtors are working towards finalizing thes accounts and the allocations. The total amount of liabilities on the Debtors balance sheets remain unchanged.

MOR-3

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-3: BALANCE SHEET - continuation sheet

Postpetition Fiscal
Period as of
08/23/08
Assets
Other Noncurrent Assets
- Deferred Assets	$31,838,071
- Utility Deposits	2,900,764
- Security Deposits	5,000
- CSV of Nationwide Life Insurance Policy on N. Axelrod	596,823
35,340,658
Liabilities and Owners’ Equity
Current Liabilities - Other Accrued Liabilities
- Equipment Rental	38,683
- Miscellaneous Admin	1,090,228
- Store Operations	863,500
- Professional Fees	1,373,769
- Supplies	571,067
- Bad Checks Reserve	347,837
- Gift Cards	70,001
- Employee Legal Plan Benefit	2,318
- Rent	691,686
- Common Area Maintenance	1,202,935
- Landlord Insurance	759,095
- Real Estate Taxes	12,828,537
- Utilities	6,166,013
- Repairs & Maintenance	1,324,414
- Benefits	217,511
- Family Fund	17,036
- Deferred Compensation	7,250
- Credit Card Finance Charge	200,129
- Accrual for Leased Store Fixture Removal	16,434
- Payroll Garnishments	62,168
- Freight	3,898,833
- Logistics	1,998,576
- Advertising	2,320,886
- Accrued IBNR	16,000
- Accrued Vacation	—
- Medical UHC	(207)
- Starbridge	62,244
- Critical Illness	6,589
- Flex Spending	(68,794)
- Universal Life	38,767
- Management Information Systems	1,395,989
- Bank Fee Accrual	172,094
- Tax Consulting	242,246
- Cash BONY O/S Checks	5,498,414
- Accrued Commitment Fees and LC Participation Fees	2,806,520
- Net Due to Liquidators	(892,886)
- Deferred Revenue	54,000,000
- State Income Tax Payable	977,071
100,322,953

Long Term Liabilities - Other Liabilities
- Accrued Straight Lining Of Rent	920,110
- Net Intercompany Canada (foreign exchange conversion)	682,653
- L/T Liab - Work Cop Adj/Rcl	1,112,855
- L/T Liab - Gen Liab Adj/Rcl	518,164
- Landlord Allowance	(167,082)
- Accum.Ll.Allow.Amort.- S.Point	(68,979)
2,997,721
Adjustments to Owners’ Equity
- Net Earnings	(33,295,334)
- Net Earnings (Prior Period Adjustments)	48,198
- Increase in Contributed Capital from Stock Options Issued Prepetition	287,384
- Change in Currency Gain / Loss from Exchange Rates	(734,850)
(33,694,602)

MOR-3 (continued)

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-4: STATUS OF POSTPETITION TAXES [4]

		Amount
	Beginning	Withheld or	Amount	Date	Check No.	Ending Tax
	Tax Liability	Accrued	Paid[5]	Paid	or EFT	Liability

Federal
Withholding	$229,060	$2,350,988	$2,226,139	Various	Various	$353,910
FICA - Employee & Employer	1,023,736	3,284,685	3,207,838	Various	Various	1,100,583
Unemployment	60,148	49,778	41,493	Various	Various	68,433
Income	—	—	—	N/A	N/A	—
Other	—	—	—	N/A	N/A	—
Total Federal	1,312,945	5,685,452	5,475,470			1,522,926

State and Local
Withholding	135,910	608,164	464,985	Various	Various	279,089
Sales & Use / Excise [3]	12,511,617	11,954,415	13,268,039	Various	Various	11,197,993
Unemployment	114,456	164,884	305,359	Various	Various	(26,018)
Real Property [1]	9,697,890	3,130,647	—	N/A	N/A	12,828,537
Personal Property [2]	11,629,163	440,671	394,595	Various	Various	11,675,239
Other [2]	1,001,884	240,742	10,123	N/A	N/A	1,232,503
Total State and Local	35,090,921	16,539,524	14,443,101			37,187,344

Total Taxes	$36,403,866	$22,224,975	$19,918,571			$38,710,269

[1]

The Debtors lease almost all of their properties and pay a majority of their real estate taxes to landlords rather than directly to taxing authorities. The tax obligation listed above is therefore not an obligation to taxing authorities.

[2]

The Debtors have received permission from the Court to pay its prepetition tax obligations. The beginning balances include the prepetition liability for Personal Property and Other (state income and franchise taxes).

[3]	Excludes Sales Tax audits.
[4]

These balances will not tie directly to the balance sheet. The balance sheet accounts includes offsetting receivable balances due from various taxing authorities. This analysis only includes jurisdictions with payable balances.

[5]

Amount paid does not tie to MOR-1 because there are certain differences related to the timing disbursements are captured in the cash flow projection model and there are certain differences related to the timing disbursements are captured in the cash flow projection model and the company’s general ledger.

TAX RETURNS FILED DURING THE REPORTING PERIOD

I attest that all sales and use tax returns have been filed in accordance with state / county / city requirements for the above referenced period and according to the Company’s tax payment schedule.  (See attached schedule - MOR-4A.)  Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

All payroll taxes and tax returns are paid through ADP, a third-party payroll processor.  ADP is responsible for withholding all tax amounts from employee wages and remitting both the employer and employee portion of payroll tax liabilities to the appropriate jurisdictions.  The attached are confirmations that Linens ‘N Things has remitted payroll tax obligations to ADP for each of the payroll runs during the fiscal month covered by this report.

/s/ Scott Hurd
Scott Hurd
Controller
Linens ‘N Things

MOR-4

MOR-4A: Verification of Tax Payments from

Third Party Payroll Processor

AUTOMATIC DATA PROCESSING

TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

	DATE:	07/30/08

	INVOICE NO:	1805156–01
	BR/CO:	73/L–1
	BALANCE DUE:	$621,719.32 DR

ADJUSTED INVOICE

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 07/31/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L–1	TAX	08/01/08	21	574,337.98 DR	NEW ITEM VER 01
					BATCH #02351
PAYROLL TOTAL				$574,337.98 DR
73/L–6	TAX	08/01/08	21	17,103.81 DR	NEW ITEM VER 01
					BATCH #02357
PAYROLL TOTAL				17,103.81 DR
73/L–7	TAX	08/01/08	21	26,821.24 DR	NEW ITEM VER 01
					BATCH #02357
PAYROLL TOTAL				$26,821.24 DR
SUB-TOTAL:				$618,263.03 DR
73/L–2	TRIMET, OR–CIT	06/30/08	A7	2,061.19 DR
73/L–6	TRIMET, OR–CIT	06/30/08	A7	479.58 DR
73/L–1	PADUCA, KY–CIT	06/30/08	H1	456.72 DR
73/L&T	NJ–SDIEE	06/30/08	11	8.21 DR
73/L&T	NJ–SUIER	06/30/08	11	386.15 DR
73/L&T	NJ–SUIEE	06/30/08	11	73.85 DR
73/L–1	GA–SUIER	06/30/08	11	8.30 DR
73/L–1	TN–SUIER	06/30/08	11	3.26 DR
73/L–2	IL–SUIER	06/30/08	11	13.04 DR
73/L–1	SC–SUIER	06/30/08	35	1,008.36 CR
73/L–2	NV–SUIER	06/30/08	35	1,728.65 CR
73/L–1	MA–SDIER	06/30/08	80	2,703.00 DR

SUB-TOTAL ADJ FOR TAX				$3,456.29 DR

AUTOMATIC DATA PROCESSING

TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	07/30/08

INVOICE NO:	1805156–01
BR/CO:	73/L–1
BALANCE DUE:	$621,719.32 DR

ADJUSTED INVOICE

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
		INVOICE TOTAL		$621,719.32 DR

		BALANCE DUE		$621,719.32 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

A7

FUNDS ARE BEING COLLECTED FOR LOCAL INCOME TAX LIABILITY. THESE FUNDS ARE NOT IMPOUNDED AT THE TIME YOUR PAYROLLS ARE PROCESSED AS THEY ARE CALCULATED ON EMPLOYEE TAXABLE WAGES AT THE END OF EACH QUARTER.

H1

AN ADJUSTMENT TO LOCAL TAX DUE IS NECESSARY AS THE AGENCY REQUIRES TAX TO BE PAID IN STRICT ACCORDANCE WITH THEIR TAX RATE. A REVIEW OF YOUR TAXABLE WAGES IN THIS JURISDICTION REVEALED EITHER AN UNDERPAYMENT, OR AN OVERPAYMENT OF THE ASSOCIATED TAX. PLEASE REVIEW YOUR PAYROLL REPORTS TO IDENTIFY THE EMPLOYEE(S) IN QUESTION, OR CALL YOUR CLIENT SERVICE REPRESENTATIVE FOR ASSISTANCE.

AUTOMATIC DATA PROCESSING

TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	07/30/08

INVOICE NO:	1805156–01
BR/CO:	73/L–1
BALANCE DUE:	$621,719.32 DR

REASON DESCRIPTION:

11

THESE CHARGES RESULT FROM NEGATIVE WAGES FOR ONE OR MORE EMPLOYEES (PLEASE REFER TO YOUR QUARTERLY PAYROLL REPORTS FOR DETAILS). YOU WERE CREDITED FOR THESE AMOUNTS AT THE TIME YOUR ADJUSTMENT PAYROLL WAS RUN. AS THE AGENCIES DO NOT RECOGNIZE NEGATIVE WAGES, THESE VALUES HAVE BEEN CHANGED TO ZERO FOR FILING PURPOSES. AN AMENDMENT TO A PRIOR QUARTER RETURN WILL BE PREPARED BY ADP TO OBTAIN A CREDIT OR REFUND FROM ANY AGENCY AFFECTED. COPIES OF ANY AMENDMENTS PREPARED ON YOUR BEHALF WILL BE FORWARDED TO YOU SHORTLY.

35

THE REFERENCED TAX AGENCY HAS NOTIFIED US OF A CREDIT BALANCE IN YOUR ACCOUNT. THE AMOUNT ABOVE REPRESENTS THE CREDIT AMOUNT ACCORDING TO THE AGENCY OR THE AMOUNT OF UNDEPOSITED TAX IN YOUR ACCOUNT WITH ADP (WHICHEVER IS LESS).

80

THIS DEBIT AMOUNT REPRESENTS MASSACHUSETTS UNEMPLOYMENT HEALTH INSURANCE TAX, WHICH IS AN EMPLOYER-PAID TAX. SINCE LIABILITY IS BASED IN PART ON AVERAGE NUMBER OF EMPLOYEES THROUGHOUT THE QUARTER, THE TAX MUST BE CALCULATED AT THE END OF EACH QUARTER PLEASE REFER TO YOUR QUARTERLY STATEMENT OF DEPOSITS AND/OR THE AGENCY FILING FORM (1700-HI).

Automatic Data Processing Tax/Financial Services

400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	07/30/08
TIME:	03:10:18

Number of Pages: Including Cover Sheet : 4

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING

TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	07/30/08

INVOICE NO:	1815638–01
BR/CO:	73/L–1
BALANCE DUE:	$756,779.48 DR

ADJUSTED INVOICE

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 07/31/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L–2	TAX	08/01/08	21	743,422.51 DR	NEW ITEM VER 01
BATCH #02351
PAYROLL TOTAL				$743,422.51 DR
SUB-TOTAL:				$743,422.51 DR
73/L–4		07/21/08	C2	13,356.97 DR

SUB-TOTAL ADJ FOR TAX				$13,356.97 DR

		INVOICE TOTAL		$756,779.48 DR

		BALANCE DUE		$756,779.48 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

AUTOMATIC DATA PROCESSING

TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	07/30/08

INVOICE NO:	1815638–01
BR/CO:	73/L–1
BALANCE DUE:	$756,779.48 DR

REASON DESCRIPTION:

C2	IN ACCORDANCE WITH OUR AGREEMENT, YOUR ACCOUNT IS BEING DEBITED TO RESOLVE AN OUTSTANDING PAYROLL TAX RECEIVABLE.

Automatic Data Processing

Tax/Financial Services

400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	07/30/08
TIME:	03:10:21

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

Liability	Taxes Debited	Federal Income Tax			7,633.17
Recap		Earned Income Credit Advances			.00
		Social Security - EE			6,316.75
		Social Security - ER			6,316.70
		Social Security Adj - EE			.00
		Medicare - EE			1,477.31
		Medicare - ER			1,477.29
		Medicare Adj - EE			.00
		Federal Unemployment Tax			250.07
		State Income Tax			1,534.72
		State Unemployment Insurance - EE			.00
		State Unemployment/Disability Ins - ER			1,000.29
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			814.94
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			.00
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	26,821.24
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	393.69		Total Liability
		Total Amount Debited From Your Account					27,214.93	27,214.93
	Bank Debits and	Checks				54,290.73		81,505.66
	Other Liability	Direct Deposit				27,026.09		108,531.75
		Adjustments/Prepay/Voids				278.26		108,810.01
	Taxes - Your	None This Payroll							Includes Adjustments that are
	Responsibility							108,810.01	your responsibility

	Statistical Summary	LINENS -N- THINGS	Batch :	2357	Period Ending :	07/26/2008	Week	31
	Recap	Company Code: L-7	Quarter Number:	3	Pay Date :	08/01/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	07/28/2008

© 1996 Automatic Data Processing, Inc.

Net Pay	Checks	54,290.73
	Direct Deposits	27,026.09
	Subtotal Net Pay		81,316.82
	Adjustments	278.26
	Total Net Pay Liability (Net Cash)		81,595.08

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				7,633.17
	Earned Income Credit Advances
	Social Security				6,316.75	6,316.70
	Medicare				1,477.31	1,477.29
	Federal Unemployment Tax					250.07
	Subtotal Federal				15,427.23	8,044.06	23,471.29
State	CA State Income Tax				1,534.72
	CA State Unemployment/Disability	Ins-ER 3.2000				1,000.29
	CA State Disability Insurance-EE				814.94
	Subtotal CA				2,349.66	1,000.29	3,349.95
	Total Taxes		.00	.00	17,776.89	9,044.35	26,821.24
	Amount ADP Debited From Account 8900183101	Tran/ABA	021000018					26,821.24	Excludes Taxes That Are Your Responsibility
Other	Wage Garnishments				393.69
Transfers	Amount ADP Debited From Account 8900183101	Tran/ABA	021000018					393.69
Total Amount ADP Debited From Your Accounts								27,214.93

Statistical Summary	LINENS -N- THINGS	Batch :	2357	Period Ending :	07/26/2008	Week	31
Detail	Company Code: L-7	Quarter Number:	3	Pay Date :	08/01/2008	Page	2
®	Region Name: NPC NORTHEAST			Current Date :	07/28/2008

© 1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax		175,950.01
Recap		Earned Income Credit Advances		.00
		Social Security - EE		135,209.62
		Social Security - ER		135,209.94
		Social Security Adj - EE		.00
		Medicare - EE		31,621.76
		Medicare - ER		31,621.68
		Medicare Adj - EE		.00
		Federal Unemployment Tax		5,156.36
		State Income Tax		51,038.31
		State Unemployment Insurance - EE		3.67
		State Unemployment/Disability Ins - ER		7,941.19
		State Unemployment Insurance Adj - EE		.00
		State Disability Insurance - EE		364.20
		State Disability Insurance Adj - EE		.00
		Workers’ Benefit Fund Assessment - EE		.00
		Workers’ Benefit Fund Assessment - ER		.00
		Local Income Tax		223.24
		School District Tax		.00
		Total Taxes Debited	Acct. No. 8900183101	Tran/ABA 021000018	574,337.98
	Other Transfers	Wage Garnishments	Acct. No. 8900183101	Tran/ABA 021000018	11,385.56		Total Liability
		Total Amount Debited From Your Account				585,723.54	585,723.54
	Bank Debits and	Checks			937,541.37		1,523,264.91
	Other Liability	Direct Deposit			794,725.30		2,317,990.21
		Adjustments/Prepay/Voids			634.42		2,317,355.79
	Taxes - Your	State Disability Insurance - EE			1.80			Includes Adjustments and Taxes
	Responsibility	Total Taxes Your Responsibility				1.80	2,317,357.59	that are your responsibility

Statistical Summary	LINENS -N- THINGS	Batch :	2351	Period Ending :	07/26/2008	Week	31
Recap	Company Code: L-1	Quarter Number:	3	Pay Date :	08/01/2008	Page	1
®	Region Name: NPC NORTHEAST			Current Date :	07/28/2008

© 1996 Automatic Data Processing, Inc.

Net Pay	Checks	937,541.37
	Direct Deposits	794,725.30
	Subtotal Net Pay		1,732,266.67
	Adjustments	634.42-
	Total Net Pay Liability (Net Cash)		1,731,632.25

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				175,950.01
	Earned Income Credit Advances
	Social Security				135,209.62	135,209.94
	Medicare				31,621.76	31,621.68
	Federal Unemployment Tax					5,156.36
	Subtotal Federal				342,781.39	171,987.98	514,769.37
State	AL State Income Tax				2,062.33
	AL State Unemployment/Disability Ins-ER	.8500				270.11
	Subtotal AL				2,062.33	270.11	2,332.44
	AR State Income Tax				1,664.36
	AR State Unemployment/Disability Ins-ER	2.7000				556.55
	Subtotal AR				1,664.36	556.55	2,220.91
	CT State Income Tax				5,027.85
	CT State Unemployment/Disability Ins-ER	1.5000				850.26
	Subtotal CT				5,027.85	850.26	5,878.11
	DC State Income Tax				101.43
	DC State Unemployment /Disability Ins-ER	1.5000				10.02
	Subtotal DC				101.43	10.02	111.45
	FL State Unemployment/Disability Ins-ER	.5000				957.90
	Subtotal FL					957.90	957.90
	GA State Income Tax				10,570.45
	GA State Unemployment/Disability Ins-ER	.6700				724.46
	Subtotal GA				10,570.45	724.46	11,294.91
	IN State Income Tax
	IN State Unemployment/Disability Ins-ER	1.9000				7.49
	Subtotal IN					7.49	7.49
	LA State Income Tax				2,870.26
	LA State Unemployment/Disability Ins-ER	1.1400				358.70
	Subtotal LA				2,870.26	358.70	3,228.96
	MA State Income Tax				7.86
	MA State Unemployment/Disability Ins-ER	2.4500				3.93
	Subtotal MA				7.86	3.93	11.79

Statistical Summary	LINENS -N- THINGS	Batch: 2351	Period Ending:	07/26/2008	Week 31
Detail	Company Code: L-1	Quarter Number: 3	Pay Date:	08/01/2008	Page 2
®	Region Name: NPC NORTHEAST		Current Date:	07/28/2008

© 1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
State	MD State Income Tax				2,632.07
(continued)	MD State Unemployment/Disability Ins-ER	.9000				126.18
	Subtotal MD				2,632.07	126.18	2,758.25
	ME State Income Tax				1,282.36
	ME State Unemployment/Disability Ins-ER	1.1900				200.38
	Subtotal ME				1,282.36	200.38	1,482.74
	MS State Income Tax				867.03
	MS State Unemployment/Disability Ins-ER	.8000				67.42
	Subtotal MS				867.03	67.42	934.45
	NC State Income Tax				11,228.00
	NC State Unemployment/Disability Ins-ER	1.3200				2,131.05
	Subtotal NC				11,228.000	2,131.05	13,359.05
	NJ State Income Tax				7.41
	NJ State Unemployment/Disability Ins-ER	1.7000				9.72
	NJ State Unemployment Insurance-EE				2.43
	NJ State Disability Insurance-EE
	Subtotal NJ				9.84	9.72	19.56
	NY State Income Tax				2.80
	NY State Unemployment/Disability Ins-ER	1.9000				9.09
	NY State Disability Insurance-EE		1.80
	Subtotal NY		1.80		2.80	9.09	13.69
	OH State Income Tax				11.46
	OH State Unemployment/Disability Ins-ER	1.1000
	Subtotal OH				11.46		11.46
	PA State Income Tax				77.37
	PA State Unemployment/Disability Ins-ER	3.0008
	PA State Unemployment Insurance-EE				1.24
	Subtotal PA				78.61		78.61
	RI State Income Tax				851.77
	RI State Unemployment/Disability Ins-ER	3.1000				458.48
	RI State Disability Insurance-EE				364.20
	Subtotal RI				1,215.97	458.48	1,674.45
	SC State Income Tax				4,137.16
	SC State Unemployment/Disability Ins-ER	1.6500				506.11
	Subtotal SC				4,137.16	506.11	4,643.27
	TN State Unemployment/Disability Ins-ER	1.5000				493.77
	Subtotal TN					493.77	493.77

Statistical Summary	LINENS -N- THINGS	Batch: 2351	Period Ending:	07/26/2008	Week 31
Detail	Company Code: L-1	Quarter Number: 3	Pay Date:	08/01/2008	Page 3
®	Region Name: NPC NORTHEAST		Current Date:	07/28/2008

© 1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
State	VA State Income Tax				7,143.34
(continued)	VA State Unemployment/Disability Ins-ER.	.1500				140.17
	Subtotal VA				7,143.34	140.17	7,283.51

	WV State Income Tax				491.00
	WV State Unemployment/Disability Ins-ER.	1.5000				59.40
	Subtotal WV				491.00	59.40	550.40

Local	0115 Jefferson Co				57.04
	076C Columbus				8.46
	104A Abington T				4.61
	110C Camp Hill B				1.84
	110Y York C				3.90
	2040 Hamilton R				11.76
	210B Birmingham				111.68
	3301 New York Cit				23.95
	Subtotal Local				223.24		223.24

	Total Taxes		1.80	.00	394,408.81	179,929.17	574,339.78
	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				574,337.98	Excludes Taxes That Are Your Responsibility

Other	Wage Garnishments				11,385.56
Transfers	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				11,385.56

Total Amount ADP Debited From Your Accounts								585,723.54

Statistical Summary	LINENS -N- THINGS	Batch: 2351	Period Ending:	07/26/2008	Week 31
Detail	Company Code: L-1	Quarter Number: 3	Pay Date:	08/01/2008	Page 4
®	Region Name: NPC NORTHEAST		Current Date:	07/28/2008

© 1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			223,222.35
Recap		Earned Income Credit Advances			.00
		Social Security - EE			178,854.37
		Social Security - ER			178,854.23
		Social Security Adj - EE			.00
		Medicare - EE			41,829.12
		Medicare - ER			41,829.81
		Medicare Adj - EE			.00
		Federal Unemployment Tax			8.253.94
		State Income Tax			38,566.74
		State Unemployment Insurance - EE			.00
		State Unemployment/Disability Ins - ER			23,553.11
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			7,589.56
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			103.30
		Workers’ Benefit Fund Assessment - ER			103.30
		Local Income Tax			673.68
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	743,422.51
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	14,771.11		Total Liability
		Total Amount Debited From Your Account					758,193,62	758,193.62
	Bank Debits and	Checks				1,449,896.33		2,208,089.95
	Other Liability	Direct Deposit				871,721.10		3,079,811.05
		Adjustments/Prepay/Voids				16,371.09		3,096,182.14
	Taxes - Your	None This Payroll							Includes Adjustments that are
	Responsibility							3,096,182.14	your responsibility

Statistical Summary	LINENS -N- THINGS	Batch :	2351	Period Ending :	07/26/2008	Week	31
Recap	Company Code: L-2	Quarter Number:	3	Pay Date :	08/01/2008	Page	1
®	Region Name: NPC NORTHEAST			Current Date :	07/28/2008

© 1996 Automatic Data Processing, Inc.

Net Pay	Checks	1,449,896.33
	Direct Deposits	871,721.10
	Subtotal Net Pay		2,321,617.43
	Adjustments	16,371.09
	Total Net Pay Liability (Net Cash)		2,337,988,52

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				223,222.35
	Earned Income Credit Advances
	Social Security				178,854.37	178,854.23
	Medicare				41,829.12	41,828.81
	Federal Unemployment Tax					8,253.94
	Subtotal Federal				443,905.84	228,936.98	672,842.82

State	AZ State Income Tax				2,893.69
	AZ State Unemployment/Disability Ins-ER	1.5600				1,308.00
	Subtotal AZ				2,893.69	1,308.00	4,201.69
	CA State Income Tax				14,365.24
	CA State Unemployment/Disability Ins-ER	3.2000				11,204.19
	CA State Disability Insurance-EE				7,589.56
	Subtotal CA				21,954.80	11,204.19	33,158.99
	CO State Income Tax				6,105.00
	CO State Unemployment/Disability Ins-ER	1.1200				1,066.75
	Subtotal CO				6,105.00	1,066.75	7,171.75
	IA State Income Tax				311.74
	IA State Unemployment/Disability Ins-ER	1.0000				84.89
	Subtotal IA				311.74	84.89	396.63
	ID State Income Tax				757.00
	ID State Unemployment/Disability Ins-ER	.6990				174.20
	Subtotal ID				757.00	174.20	931.20
	KS State Income Tax				1,358.03
	KS State Unemployment/Disability Ins-ER	.9700				180.51
	Subtotal KS				1,358.03	180.51	1,538.54
	MO State Income Tax				2,577.05			MO - Rebate-Has Reduced S.I.T. By 12.95
	MO State Unemployment/Disability Ins-ER	1.6900				1,142.97
	Subtotal MO				2,577.05	1,142.97	3,720.02
	MT State Income Tax				1,292.00
	MT State Unemployment/Disability Ins-ER	1.4000				450.53
	Subtotal MT				1,292.00	450.53	1,742.53

Statistical Summary	LINENS -N- THINGS	Batch :	2351	Period Ending :	07/26/2008	Week	31
Detail	Company Code: L-2	Quarter Number:	3	Pay Date :	08/01/2008	Page	2
®	Region Name: NPC NORTHEAST			Current Date :	07/28/2008

© 1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
State	ND State Income Tax				169.39
(continued)	ND State Unemployment/Disability Ins-ER	.2000				17.25
	Subtotal ND				169.39	17.25	186.64
	NE State Income Tax				1,102.08
	NE State Unemployment/Disability Ins-ER	.3200				47.89
	Subtotal NE				1,102.08	47.89	1,149.97
	NM State Income Tax				856.65
	NM State Unemployment/Disability Ins-ER	.8000				233.23
	Subtotal NM				856.65	233.23	1,089.88
	NV State Unemployment/Disability Ins-ER	1.2000				661.35
	Subtotal NV					661.35	661.35
	OK State Income Tax				1,136.00
	OK State Unemployment/Disability Ins-ER	.6000				117.58
	Subtotal OK				1,136.00	117.58	1,253.58
	OR State Income Tax				4,303.54
	OR State Unemployment/Disability Ins-ER	1.2000				902.95
	OR Workers’ Benefit Fund Assessment-EE				103.30
	OR Workers’ Benefit Fund Assessment-ER					103.30
	Subtotal OR				4,406.84	1,006.25	5,413.09
	SD State Unemployment/Disability Ins-ER	1.1800				66.39
	Subtotal SD					66.39	66.39
	TX State Unemployment/Disability Ins-ER	1.1300				3,435.75
	Subtotal TX					3,435.75	3,435.75
	UT State Income Tax				1,304.28
	UT State Unemployment/Disability Ins-ER	1.1000				334.45
	Subtotal UT				1,304.28	334.45	1,638.73
	WA State Unemployment/Disability Ins-ER	1.0000				2,124.23
	Subtotal WA					2,124.23	2,124.23
	WI State Income Tax				25.05
	WI State Unemployment/Disability Ins-ER	1.3000
	Subtotal WI				25.05		25.05
Local	0603 Aurora				156.00			0603 Includes Employer Head Tax Of 78.00
	075D Denver				185.25			075D Includes Employer Head Tax Of 76.00
	108K Kansas City				332.43
	Subtotal Local				673.68		673.68

Statistical Summary	LINENS -N- THINGS	Batch :	2351	Period Ending :	07/26/2008	Week	31
Detail	Company Code: L-2	Quarter Number:	3	Pay Date :	08/01/2008	Page	3
®	Region Name: NPC NORTHEAST			Current Date :	07/28/2008

© 1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
(continued)	Total Taxes		.00	.00	490,829.12	252,593.39	743,422.51
	Amount ADP Debited From Account	8900183101	Tran/ABA	021000018				743,422.51	Excludes Taxes That Are Your Responsibility

Other	Wage Garnishments				14,771.11
Transfers	Amount ADP Debited From Account	8900183101	Tran/ABA	021000018				14,771,11
Total amount ADP Debited From Accounts								758,193,62

	Statistical Summary	LINENS -N- THINGS	Batch :	2351	Period Ending :	07/26/2008	Week 31
	Detail	Company Code: L-2	Quarter Number:	3	Pay Date :	08/01/2008	Page 4
®		Region Name: NPC NORTHEAST			Current Date :	07/28/2008

© 1996 Automatic Data Processing Inc.

Liability	Taxes Debited	Federal Income Tax			4,928.30
Recap		Earned Income Credit Advances			.00
		Social Security - EE			4,137.27
		Social Security - ER			4,137.29
		Social Security Adj - EE			.00
		Medicare - EE			967.53
		Medicare - ER			967.59
		Medicare Adj - EE			.00
		Federal Unemployment Tax			148.64
		State Income Tax			1,085.75
		State Unemployment Insurance - EE			.00
		State Unemployment/Disability Ins - ER			409.72
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			287.96
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			16.88
		Workers’ Benefit Fund Assessment - ER			16.88
		Local Income Tax			.00
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	17,103.81
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	416.95		Total Liability
		Total Amount Debited From Your Account					17,520.76	17,520.76
	Bank Debits and	Checks				28,824.29		46,345.05
	Other Liability	Direct Deposit				23,207.49		69,552.54
		Adjustments/Prepay/Voids				1,799.86		71,352.40
	Taxes - Your	None This Payroll							Includes Adjustments that are
	Responsibility							71,352.40	your responsibility

	Statistical Summary	LINENS -N- THINGS	Batch :	2357	Period Ending :	07/26/2008	Week	31
	Recap	Company Code: L-6	Quarter Number:	3	Pay Date :	08/01/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	07/28/2008

© 1996 Automatic Data Processing Inc.

Net Pay	Checks	28,824.29
	Direct Deposits	23,207.49
	Subtotal Net Pay		52,031.78
	Adjustments	1799.86
	Total Net Pay Liability (Net Cash)		53,831.64

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal
	Federal Income Tax				4,928.30
	Earned Income Credit Advances
	Social Security				4,137.27	4,137.29
	Medicare				967.53	967.59
	Federal Unemployment Tax					148.64
	Subtotal Federal				10,033.10	5,253.52	15,286.62
State	CA State Income Tax				466.79
	CA State Unemployment/Disability Ins-ER	3.2000				294.06
	CA State Disability Insurance-EE				287.96
	Subtotal CA				754.75	294.06	1,048.81
	FL State Unemployment/Disability Ins-ER	.3200				14.09
	Subtotal FL					14.09	14.09
	OR State Income Tax				618.96
	OR State Unemployment/Disability) Ins-ER	.8000				101.57
	OR Workers’ Benefit Fund Assessment-EE				16.88
	OR Workers’ Benefit Fund Assessment-ER					16.88
	Subtotal OR				635.84	118.45	754.29
	Total Taxes		.00	.00	11,423.69	5,680.12	17,103.81	Excludes Taxes That Are Your Responsibility
	Amount ADP Debited From Account 8900183101	Tran/ABA	021000018
Other	Wage Garnishments				416,95
Transfers	Amount ADP Debited From Account 8900183101	Tran/ABA	021000018				416,95
Total Amount ADP Debited From Your Accounts							17,520.76

	Statistical Summary	LINENS -N- THINGS	Batch :	2357	Period Ending :	07/26/2008	Week	31
	Detail	Company Code: L-6	Quarter Number:	3	Pay Date :	08/01/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date :	07/28/2008

© 1996 Automatic Data Processing Inc.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

08/27/2008
DOC NO:	768017849030
CLEAR DOC NO:	768017849030
73L–1–A

WIRE CONFIRMATION

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THIS IS TO ADVISE YOU IN DETAIL OF HOW YOUR RECENT WIRE TRANSFER WAS APPLIED TO YOUR ACCOUNT.

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L&T	IMP/PYRL	648016973521	08/22/2008	IMP	$2,130.91 DR
	BROKER ID: 71672301
	PRODUCT: IO: ER WGPS
SUB TOTAL					$2,130.91 DR

73/L–1	IMP/PYRL	648016973633	08/22/2008	IMP	$12,824.25 DR
	BROKER ID: 71672322
	PRODUCT: IO: ER WGPS
73/L–1	IMP/PYRL	539017666891	08/15/2008	IMP	$12,064.39 DR
	BROKER ID: 71150561
	PRODUCT: IO: ER WGPS
73/L–1	REV/PYRS	62946348	01/25/2008	C0	$46.66 CR
	FILE #: 285284
	PRODUCT: IO: ER WGPS
SUB TOTAL					$24,841.98 DR

73/L–2	IMP/PYRL	647016589329	08/22/2008	IMP	$5,248.22 DR
	BROKER ID: 71672327
	PRODUCT: IO: ER WGPS
73/L–2	IMP/PYRL	539017666990	08/15/2008	IMP	$14,755.95 DR
	BROKER ID: 71150656
	PRODUCT: IO: ER WGPS
SUB TOTAL					$20,004.17 DR

73/L–3	IMP/PYRL	637017250190	08/22/2008	IMP	$4,467.24 DR
	BROKER ID: 71591315
	PRODUCT: IO: ER WGPS
SUB TOTAL					$4,467.24 DR

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

08/27/2008
DOC NO:	768017849030
CLEAR DOC NO:	768017849030
73L–1–A

WIRE CONFIRMATION

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L–4	IMP/PYRL	210015875156	08/22/2008	IMP	$1,868.08 DR
	BROKER ID: 71591316
	PRODUCT: IO: ER WGPS
SUB TOTAL					$1,868.08 DR

73/L–5	IMP/PYRL	105023039548	08/22/2008	IMP	$154.95 DR
	BROKER ID: 71591317
	PRODUCT: IO: ER WGPS
SUB TOTAL					$154.95 DR

73/L–6	IMP/PYRL	539017666994	08/15/2008	IMP	$315.84 DR
	BROKER ID: 71150659
	PRODUCT: IO: ER WGPS
SUB TOTAL					$315.84 DR

73/L–7	IMP/PYRL	539017666997	08/15/2008	IMP	$410.17 DR
	BROKER ID: 71150660
	PRODUCT: IO ER WGPS
SUB TOTAL					$410.17 DR

TOTAL					$54,193.34 DR

WIRE SUMMARY

WIRE TRANSFERS		SETTLED
PROCESS DATE	AMOUNT	AMOUNT
08/27/2008	$54,193.34 DR	$54,193.34 DR

PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE WITH ANY QUESTIONS YOU MAY HAVE CONCERNING THIS CONFIRMATION.

REASON DESCRIPTION:

C0:	YOU ARE BEING CREDITED FOR AN EMPLOYEE PAYMENT THAT WAS DELETED AT YOUR REQUEST FOR THE ABOVE EMPLOYEE(S) AND PAY DATE(S)

IMP:	YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	08/27/08
TIME:	19:49:27

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 Covina Blvd.
San Dimas CA 91773

08/20/2008
73/L–1
WIRE TRANSFER

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THE FOLLOWING TOTAL WILL BE CREDITED TO YOUR NEXT PAYROLL BALANCE DUE: $ 115.84

THE FOLLOWING TOTAL WILL BE CHARGED TO YOUR ACCOUNT ON 08/21/2008: $26,693.65

BR/CO	DESCRIPT	DUE DATE	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L–1	WGPS	08/20/2008	63251363	05/09/2008	CO	$115.84 CR
	EE #: 302583
	CHECK #: UNKNOWN
	IO: 73L–1–A WGPS
SUB-TOTAL						$115.84 CR

SUB-TOT BY DUE DT		08/20/2008				$115.84 CR

73/L–1	WGPS	08/21/2008	648016973521	08/22/2008	IMP	$2,130.91 DR
	BROKER ID: 71672301
	IO: 73L&T–A WGPS
SUB-TOTAL						$2,130.91 DR

73/L–1	WGPS	08/21/2008	648016973633	08/22/2008	IMP	$12,824.25 DR
	BROKER ID: 71672322
	IO: 73L–1–A WGPS
SUB-TOTAL						$12,824.25 DR

73/L–1	WGPS	08/21/2008	647016589329	08/22/2008	IMP	$5,248.22 DR
	BROKER ID:71672327
	IO: 73L–2–A WGPS
SUB-TOTAL						$5,248.22 DR

73/L–1	WGPS	08/21/2008	637017250190	08/22/2008	IMP	$4,467.24 DR
	BROKER ID:71591315
	IO: 73L–3–A WGPS
SUB-TOTAL						$4,467.24 DR

73/L–1	WGPS	08/21/2008	210015875156	08/22/2008	IMP	$1,868.08 DR
	BROKER ID: 71591316
	IO: 73L–4–A WGPS
SUB-TOTAL						$1,868.08 DR

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 Covina Blvd.
San Dimas CA 91773

73/L–1	WGPS	08/21/2008	105023039548	08/22/2008	IMP	$154.95 DR
BROKER ID: 71591317
IO: 73L–5–A WGPS

SUB-TOTAL						$154.95 DR

SUB-TOT BY DUE DT		08/21/2008				$26,693.65 DR

GRAND TOTAL						$26,577.81 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTIFICATION, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

THE NUMBER OF FAXES SENT TODAY, INCLUDING THIS ONE IS: 1

REASON DESCRIPTION:

C0:	YOU ARE BEING CREDITED FOR AN EMPLOYEE PAYMENT THAT WAS DELETED AT YOUR REQUEST FOR THE ABOVE EMPLOYEE(S) AND PAY DATE(S)

IMP:	YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	08/20/08
TIME:	08:28:52

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	08/13/08

INVOICE NO:	1868581–01
BR/CO:	73/L–1
BALANCE DUE:	$ 1,343,062.21 DR

ADJUSTED INVOICE

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 08/14/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L–1	TAX	08/15/08	21	566,398.20 DR	NEW ITEM VER 01
					BATCH #06203
PAYROLL TOTAL				$566,398.20 DR
73/L–6	TAX	08/15/08	21	16,836.34 DR	NEW ITEM VER 01
					BATCH #06206
PAYROLL TOTAL				$16,836.34 DR
73/L–2	TAX	08/15/08	21	728,073.73 DR	NEW ITEM VER 01
					BATCH #06203
PAYROLL TOTAL				$728,073.73 DR
73/L–7	TAX	08/15/08	21	31,458.27 DR	NEW ITEM VER 01
					BATCH #06206
PAYROLL TOTAL				$31,458.27 DR

SUB-TOTAL:				$1,342,766.54 DR

73/L&T	FED–FIT	12/31/06	37	236.31 CR	AMD6324GXQAA
73/L&T	FED–FICAER	12/31/06	37	295.67 DR	AMD6324GXQAA
73/L&T	FED–FICAEE	12/31/06	37	236.31 DR	AMD6324GXQAA

SUB-TOTAL ADJ FOR TAX				$295.67 DR

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	08/13/08

INVOICE NO:	1868581–01
BR/CO:	73/L–1
BALANCE DUE:	$ 1,343,062.21 DR

ADJUSTED INVOICE

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
		INVOICE TOTAL		$1,343,062.21 DR

		BALANCE DUE		$1,343,062.21 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

37

YOUR AMENDMENT REQUEST HAS BEEN PROCESSED, AND THE RESULTING TAXES DUE ARE REFERENCED ABOVE BY TAX TYPE. PLEASE REVIEW YOUR TAX RECORDS FOR DETAILS. COPIES OF AMENDMENTS PREPARED ON YOUR BEHALF WILL BE FORWARDED TO YOU SHORTLY.

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	08/13/08
TIME:	03:15:14

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 Covina Blvd.
San Dimas CA 91773

08/13/2008
73/L–1
WIRE TRANSFER

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THE FOLLOWING TOTAL WILL BE CHARGED TO YOUR ACCOUNT ON 08/14/2008: $27,546.35

BR/CO	DESCRIPT	DUE DATE	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L–1	WGPS	08/14/2008	539017666891	08/15/2008	IMP	$12,064.39 DR
	BROKER ID: 71150561
	IO: 73L–1–A WGPS
SUB-TOTAL						$12,064.39 DR

73/L–1	WGPS	08/14/2008	539017666990	08/15/2008	IMP	$14,755.95 DR
	BROKER ID: 71150656
	IO: 73L–2–A WGPS
SUB-TOTAL						$14,755.95 DR

73/L–1	WGPS	08/14/2008	539017666994	08/15/2008	IMP	$315.84 DR
	BROKER ID: 71150659
	IO: 73L–6–A WGPS
SUB-TOTAL						$315.84 DR

73/L–1	WGPS	08/14/2008	539017666997	08/15/2008	IMP	$410.17 DR
	BROKER ID: 71150660
	IO: 73L–7–A WGPS
SUB-TOTAL						$410.17 DR

SUB-TOT BY DUE DT		08/14/2008				$27,546.35 DR

GRAND TOTAL						$27,546.35 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTIFICATION, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

THE NUMBER OF FAXES SENT TODAY, INCLUDING THIS ONE IS: 1

REASON DESCRIPTION:

IMP:	YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	08/13/08
TIME:	08:36:56

Number of Pages: Including Cover Sheet : 2

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 Covina Blvd.
San Dimas CA 91773

08/19/2008
73/L–1
WIRE TRANSFER

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THE FOLLOWING TOTAL WILL BE CHARGED TO YOUR ACCOUNT ON 08/19/2008: $27,499.69

BR/CO	DESCRIPT	DUE DATE	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L–1	WGPS	08/19/2008	62946348	01/25/2008	C0	$46.66 CR
	EE #: 2852B4
	CHECK #: UNKNOWN
	IO: 73L–1–A WGPS
73/L–1	WGPS	08/19/2008	539017666891	08/15/2008	IMP	$12,064.39 DR
	BROKER ID: 71150561
	IO: 73L–1–A WGPS
SUB-TOTAL						$12,017.73 DR

73/L–1	WGPS	08/19/2008	539017666990	08/15/2008	IMP	$14,755.95 DR
	BROKER ID: 71150656
	IO: 73L–2–A WGPS
SUB-TOTAL						$14,755.95 DR

73/L–1	WGPS	08/19/2008	539017666994	08/15/2008	IMP	$315.84 DR
	BROKER ID: 71150659
	IO: 73L–6–A WGPS
SUB-TOTAL						$315.84 DR

73/L–1	WGPS	08/19/2008	539017666997	08/15/2008	IMP	$410.17 DR
	BROKER ID: 71150660
	IO: 73L–7–A WGPS
SUB-TOTAL						$410.17 DR

SUB-TOT BY DUE DT		08/19/2008				$27,499.69 DR

GRAND TOTAL						$27,499.69 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTIFICATION, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

THE NUMBER OF FAXES SENT TODAY, INCLUDING THIS ONE IS: 1

REASON DESCRIPTION:

C0:	YOU ARE BEING CREDITED FOR AN EMPLOYEE PAYMENT THAT WAS DELETED AT YOUR REQUEST FOR THE ABOVE EMPLOYEE(S) AND PAY DATE(S)

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 Covina Blvd.
San Dimas CA 91773

IMP:	YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

Automatic Data Processing Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	08/19/08
TIME:	08:19:55

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	08/20/08

INVOICE NO:	2259276–00
BR/CO:	73/L–1
BALANCE DUE:	$ 1,740,589.29 DR

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 08/21/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L–1	TAX	08/22/08	21	721,637.86 DR
					BATCH #08280
PAYROLL TOTAL				$721,637.86 DR
73/L–2	TAX	08/22/08	21	313,312.09 DR
					BATCH #08280
PAYROLL TOTAL				$313,312.09 DR
73/L&T	TAX	08/22/08	21	598,667.18 DR
					BATCH #08245
PAYROLL TOTAL				$598,667.18 DR
73/L–3	TAX	08/22/08	21	70,117.16 DR
					BATCH #08058
PAYROLL TOTAL				$70,117.16 DR
73/L–4	TAX	08/22/08	21	26,494.40 DR
					BATCH #08058
PAYROLL TOTAL				$26,494.40 DR
73/L–5	TAX	08/22/08	21	10,360.60 DR
					BATCH #08058
PAYROLL TOTAL				$10,360.60 DR

SUB-TOTAL:				$1,740,589.29 DR

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	08/20/08

INVOICE NO:	2259276–00
BR/CO:	73/L–1
BALANCE DUE:	$ 1,740,589.29 DR

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
		INVOICE TOTAL		$1,740,589.29 DR

		BALANCE DUE		$1,740,589.29 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

Automatic Data Processing Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L–1

FROM:	Wire Transfer Department

DATE:	08/20/08
TIME:	02:56:32

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

City Of Fort Collins	CO	Sales & Use Tax	8/20/08
39th St TDD / City of Independence	MO	Sales & Use Tax	8/30/08
ALA Tax - Lauderdale County & City of Florence	AL	Sales & Use Tax	8/20/08
ALA Tax - Lauderdale County & City of Florence	AL	Sales & Use Tax	8/20/08
ALA Tax - Lauderdale County & City of Florence	AL	Sales & Use Tax	8/20/08
Alabama	AL	Sales & Use Tax	8/20/08
Alabama	AL	Sales & Use Tax	8/20/08
Alabama	AL	Sales & Use Tax	8/20/08
Alabama	AL	Sales & Use Tax	8/20/08
Alameda County	CA	Personal Property Tax	8/31/08
Alameda County	CA	Personal Property Tax	8/31/08
Allen County	IN	Personal Property Tax	9/2/08
Arizona	AZ	Sales & Use Tax	8/20/08
Arizona	AZ	Sales & Use Tax	8/20/08
Arkansas	AR	Sales & Use Prepayment	8/12/08
Arkansas	AR	Sales & Use Tax	8/20/08
Arkansas	AR	Sales & Use Tax	8/20/08
Arkansas	AR	Sales & Use Tax	8/20/08
Arkansas	AR	Sales & Use Prepayment	8/24/08
Arlington County	VA	Personal Property Tax	9/15/08
Broomfield	CO	Sales & Use Tax	8/20/08
Butler County	OH	Personal Property Tax	10/3/08
Butte County	CA	Personal Property Tax	8/31/08
Cabarrus County	NC	Personal Property Tax	1/5/09
Caddo Shreveport	LA	Sales & Use Tax	8/20/08
Caddo Shreveport	LA	Sales & Use Tax	8/20/08
Caddo Shreveport	LA	Sales & Use Tax	8/20/08
California	CA	Sales & Use Tax	8/20/08
California	CA	Sales & Use Tax	8/20/08
California	CA	Sales & Use Tax	8/20/08
California	CA	Sales & Use Tax	8/20/08
California	CA	Sales & Use Tax	8/20/08
Chesterfield Valley Transp Devlopm District Return	MO	Sales & Use Tax	8/20/08
City & County Of Birmingham	AL	Sales & Use Tax	8/20/08
City & County of Denver	CO	Sales & Use Tax	8/20/08
City Oand County of Denver	CO	Sales & Use Tax	8/20/08
City of Aurora	CO	Sales & Use Tax	8/20/08
City of Aurora	CO	Sales & Use Tax	8/20/08
City of Baton Rouge & East Baton Rouge Parish	LA	Sales & Use Tax	8/20/08
City of Baton Rouge & East Baton Rouge Parish	LA	Sales & Use Tax	8/20/08
City of Baton Rouge & East Baton Rouge Parish	LA	Sales & Use Tax	8/20/08
City of Birmingham	AL	Lease Tax Return	8/20/08
City of Birmingham	AL	Seller’s Use Tax Return	8/20/08
City of Broomfield	CO	Sales & Use Tax	8/20/08
City of Chandler	AZ	Sales & Use Tax	8/20/08
City of Chandler	AZ	Sales & Use Tax	8/20/08
City of Colorado Springs	CO	Sales & Use Tax	8/20/08
City of Colorado Springs	CO	Sales & Use Tax	8/20/08
City Of Columbia Shoppes at Stadium	MO	Sales & Use Tax	8/20/08
City of Durango	CO	Sales & Use Tax	8/20/08
City of Durango	CO	Sales & Use Tax	8/20/08
City of Flagstaff	AZ	Sales & Use Tax	8/20/08
City of Fort Collins	CO	Sales & Use Tax	8/20/08
City Of Hoover	AL	Sales & Use Tax	8/20/08
City Of Hoover	AL	Sales & Use Tax	8/20/08
City Of Hoover	AL	Sales & Use Tax	8/20/08
City Of Huntsville	AL	Sales & Use Tax	8/20/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

City Of Huntsville	AL	Sales & Use Tax	8/20/08
City Of Huntsville	AL	Sales & Use Tax	8/20/08
City of Lafayette	LA	Sales & Use Tax	8/20/08
City of Lakewood	CO	Sales & Use Tax	8/20/08
City of Lakewood	CO	Sales & Use Tax	8/20/08
City of Lakewood	CO	Sales & Use Tax	8/20/08
City of Lakewood	CO	Public Improvement Fee Return	8/20/08
City of Lakewood/ Belmar	CO	Sales & Use Tax	8/20/08
City of Lone Tree	CO	Sales & Use Tax	8/20/08
City Of Mobile	AL	Sales & Use Tax	8/20/08
City Of Mobile	AL	Sales & Use Tax	8/20/08
City Of Mobile	AL	Sales & Use Tax	8/20/08
City Of Montgomery	AL	Sales & Use Tax	8/20/08
City Of Montgomery	AL	Sales & Use Tax	8/20/08
City Of Montgomery	AL	Sales & Use Tax	8/20/08
City of Norwalk	CT	Personal Property Tax	8/1/08
City of Peoria	AZ	Sales & Use Tax	8/20/08
City of Peoria	AZ	Sales & Use Tax	8/20/08
City of Phoenix	AZ	Sales & Use Tax	8/20/08
City of Phoenix	AZ	Sales & Use Tax	8/20/08
City of Phoenix	AZ	Sales & Use Tax	8/20/08
City of Phoenix	AZ	Sales & Use Tax	8/20/08
City of Prescott	AZ	Sales & Use Tax	8/20/08
City of Prescott	AZ	Sales & Use Tax	8/20/08
City of Scottsdale	AZ	Sales & Use Tax	8/20/08
City of Scottsdale	AZ	Sales & Use Tax	8/20/08
City of Scottsdale	AZ	Sales & Use Tax	8/20/08
City Of Tempe	AZ	Sales & Use Tax	8/20/08
City of Tempe	AZ	Sales & Use Tax	8/20/08
City of Thornton	CO	Sales & Use Tax	8/20/08
City of Thornton	CO	Sales & Use Tax	8/20/08
City of Tucson	AZ	Sales & Use Tax	8/20/08
City of Westminster	CO	Sales & Use Tax	8/20/08
City of Westminster	CO	Sales & Use Tax	8/20/08
City of Wilson	VT	Sales & Use Tax	8/20/08
City ot Tucson Busin	AZ	Privilege Tax Return	8/20/08
Cobb County	GA	Personal Property Tax	10/15/08
Cobb County	GA	Personal Property Tax	10/15/08
Cobb County	GA	Personal Property Tax	10/15/08
Colorado	CO	Consumer’s Use Tax Return	8/20/08
Colorado	CO	Consumer’s Use Tax Return	8/20/08
Colorado	CO	Sales & Use Tax	8/20/08
Colorado	CO	Sales & Use Tax	8/20/08
Connecticut	CT	Sales & Use Tax	8/20/08
Connecticut	CT	Sales & Use Tax	8/27/08
Connecticut	CT	Sales & Use Tax	8/27/08
County of Durham	NC	Personal Property Tax	1/5/09
County of Durham	NC	Personal Property Tax	1/5/09
District of Columbia	DC	Personal Property Tax	7/31/08
District of Columbia	DC	Personal Property Tax	7/31/08
District of Columbia	DC	Sales & Use Tax	8/20/08
District of Columbia	DC	Sales & Use Tax	8/20/08
District of Columbia	DC	Sales & Use Tax	8/20/08
Fairfax County	VA	Personal Property Tax	10/5/08
Fairfax County	VA	Personal Property Tax	10/5/08
Florida	FL	Sales & Use Tax	8/20/08
Florida	FL	Sales & Use Tax	8/20/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

Florida	FL	Sales & Use Tax	8/20/08
Florida	FL	Sales & Use Tax	8/20/08
Geauga County	OH	Personal Property Tax	10/3/08
Georgia	GA	Sales & Use Tax	8/20/08
Georgia	GA	Sales & Use Tax	8/20/08
Georgia	GA	Sales & Use Tax	8/20/08
Gravois Bluffs TDD / City of Fenton	MO	Sales & Use Tax	8/20/08
Guilford County	NC	Personal Property Tax	1/5/09
Hamilton County	OH	Personal Property Tax	10/5/08
Hamilton County	OH	Personal Property Tax	10/5/08
Idaho	ID	Sales & Use Tax	8/20/08
Idaho	ID	Sales & Use Tax	8/20/08
Illinois	IL	Sales & Use Tax	8/15/08
Indiana	IN	Sales & Use Tax	8/20/08
Indiana	IN	Sales & Use Tax	8/20/08
Indiana	IN	Sales & Use Tax	8/20/08
Indiana	IN	food & Beverage Tax	8/30/08
Iowa	IA	Sales & Use Prepayment	8/10/08
Iowa	IA	Sales & Use Prepayment	8/10/08
Iowa	IA	Sales & Use Tax	8/10/08
Iowa	IA	Sales & Use Tax	8/20/08
Jefferson County	AL	Sales & Use Tax	8/20/08
Jefferson County	AL	Sales & Use Tax	8/20/08
Jefferson County	AL	Sales & Use Tax	8/20/08
Jefferson County Education	AL	Sales & Use Tax	8/20/08
Jefferson County Education	AL	Sales & Use Tax	8/20/08
Jefferson County Education	AL	Sales & Use Tax	8/20/08
Jefferson Parish	LA	Sales & Use Tax	8/20/08
Jefferson Parish	LA	Sales & Use Tax	8/20/08
Jefferson Parish	LA	Sales & Use Tax	8/20/08
Jefferson Parish	LA	Sales & Use Tax	8/20/08
Jefferson Parish	LA	Sales & Use Tax	8/20/08
Kansas	KS	Consumers Use Tax	8/20/08
Kansas	KS	Sales & Use Tax	8/20/08
Kansas	KS	Sales & Use Tax	8/20/08
Kentucky	KY	Sales & Use Tax	8/20/08
Kentucky	KY	Sales & Use Tax	8/20/08
Kentucky	KY	Sales & Use Tax	8/20/08
Kern County	CA	Personal Property Tax	8/31/08
King County	WA	Personal Property Tax	3/31/09
King County	WA	Personal Property Tax	3/31/09
Lafayette Parish School Board	LA	Sales & Use Tax	8/20/08
Lafayette Parish School Board	LA	Sales & Use Tax	8/20/08
Lone Tree	CO	Sales & Use Tax	8/20/08
Louisiana	LA	Sales & Use Tax	8/20/08
Louisiana	LA	Sales & Use Tax	8/20/08
Louisiana	LA	Sales & Use Tax	8/20/08
M150 & 135th St TDD Sales Tax Return	MO	Sales & Use Tax	8/20/08
Madison County	AL	Sales & Use Tax	8/20/08
Madison County	AL	Sales & Use Tax	8/20/08
Madison County	AL	Sales & Use Tax	8/20/08
Maine	ME	Sales & Use Tax	8/15/08
Maine	ME	Sales & Use Tax	8/15/08
Maine	ME	Sales & Use Tax	8/20/08
Maryland	MD	Sales & Use Tax	8/20/08
Maryland	MD	Sales & Use Tax	8/20/08
Maryland	MD	Sales & Use Tax	8/20/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

Massachusetts	MA	Sales & Use Tax	8/20/08
Massachusetts	MA	Sales & Use Tax	8/20/08
Massachusetts	MA	Sales & Use Tax	8/20/08
Michigan	MI	Sales & Use Tax	8/13/08
Michigan	MI	Sales & Use Tax	8/15/08
Michigan	MI	Sales & Use Tax	8/20/08
Michigan	MI	Sales & Use Tax	8/24/08
Middletown, RI	RI	Personal Property Tax	9/10/08
Minnesota	MN	Sales & Use Tax	8/20/08
Minnesota	MN	Sales & Use Tax	8/20/08
Mississippi	MS	Sales & Use Tax	8/20/08
Mississippi	MS	Sales & Use Tax	8/20/08
Mississippi	MS	Sales & Use Tax	8/20/08
Mississippi	MS	Sales & Use Tax	8/20/08
Missouri	MO	Sales & Use Prepayment	8/2/08
Missouri	MO	Sales & Use Prepayment	8/10/08
Missouri	MO	Sales & Use Prepayment	8/17/08
Missouri	MO	Sales & Use Tax	8/20/08
Missouri	MO	Sales & Use Tax	8/20/08
Missouri	MO	Sales & Use Prepayment	8/24/08
Mobile County	AL	Sales & Use Tax	8/20/08
Mobile County	AL	Sales & Use Tax	8/20/08
Montgomery County	AL	Sales & Use Tax	8/20/08
Montgomery County	AL	Sales & Use Tax	8/20/08
Montgomery County	AL	Sales & Use Tax	8/20/08
Nebraska	NE	Sales & Use Tax	8/20/08
Nebraska	NE	Sales & Use Tax	8/20/08
Nevada	NV	Sales & Use Tax	8/20/08
Nevada	NV	Sales & Use Tax	8/20/08
New Jersey	NJ	Sales & Use Tax	8/20/08
New Jersey	NJ	Sales & Use Tax	8/20/08
New Jersey	NJ	Sales & Use Tax	8/20/08
New Jersey	NJ	Sales & Use Tax	8/20/08
New Mexico	NM	Sales & Use Tax	8/20/08
New Mexico	NM	Sales & Use Tax	8/25/08
New York	NY	Sales & Use Prepayment	8/20/08
New York	NY	Sales & Use Tax	8/20/08
New York	NY	Sales & Use Tax	8/20/08
New York	NY	Sales & Use Tax	8/20/08
North Carolina	NC	Sales & Use Tax	8/15/08
North Carolina	NC	Sales & Use Tax	8/20/08
North Carolina	NC	Sales & Use Tax	8/20/08
North Carolina	NC	Sales & Use Prepayment	8/24/08
North Dakota	ND	Sales & Use Tax	8/20/08
North Dakota	ND	Sales & Use Tax	8/30/08
Ohio	OH	Sales & Use Prepayment	8/13/08
Ohio	OH	Sales & Use Tax	8/20/08
Ohio	OH	Sales & Use Tax	8/20/08
Ohio	OH	Sales & Use Tax	8/20/08
Ohio	OH	Sales & Use Tax	8/20/08
Ohio	OH	Sales & Use Prepayment	8/24/08
Oklahoma	OK	Sales & Use Tax	8/15/08
Oklahoma	OK	Sales & Use Tax	8/15/08
Oklahoma	OK	Sales & Use Prepayment	8/20/08
Oklahoma	OK	Sales & Use Tax	8/20/08
Parish of St. Tammany	LA	Sales & Use Tax	8/20/08
Pennsylvania	PA	Sales & Use Tax	8/20/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

Pennsylvania	PA	Sales & Use Tax	8/20/08
Pennsylvania	PA	Sales & Use Tax	8/20/08
Pitt County	NC	Personal Property Tax	1/5/09
Placer County	CA	Personal Property Tax	8/31/08
Redwood City	CA	Personal Property Tax	8/31/08
Rhode Island	RI	Sales & Use Tax	8/20/08
Rhode Island	RI	Sales & Use Tax	8/20/08
Rhode Island	RI	Sales & Use Tax	8/20/08
Tennessee	TN	Sales & Use Tax	AUG 20
Tennessee	TN	Sales & Use Tax	AUG 20
Texas	TX	Sales & Use Tax	AUG 20
Texas	TX	Sales & Use Tax	AUG 20
Utah	UT	Sales & Use Tax	AUG 20
Virginia	VA	Sales & Use Tax	AUG 20
Virginia	VA	Sales & Use Tax	AUG 20
Vermont	VT	Sales & Use Tax	AUG 20
Vermont	VT	Sales & Use Tax	AUG 20
Washington	WA	Sales & Use Tax	AUG 20
Washington	WA	Sales & Use Tax	AUG 20
Winsconsin	WI	Sales & Use Tax	AUG 20
West Virginia	wv	Sales & Use Tax	AUG 20
Sacramento County	CA	Personal Property Tax	8/31/08
Sacramento County	CA	Personal Property Tax	8/31/08
Sacramento County	CA	Personal Property Tax	8/31/08
Sacramento County	CA	Personal Property Tax	8/31/08
Sacramento County	CA	Personal Property Tax	8/31/08
San Bernardino County	CA	Personal Property Tax	8/31/08
San Bernardino County	CA	Personal Property Tax	8/31/08
San Bernardino County	CA	Personal Property Tax	8/31/08
San Joaquin County	CA	Personal Property Tax	8/31/08
San Joaquin County	CA	Personal Property Tax	8/31/08
San Luis Obispo County	CA	Personal Property Tax	8/31/08
San Luis Obispo County	CA	Personal Property Tax	8/31/08
Shelby County	AL	Sales & Use Tax	8/20/08
Shelby County	AL	Sales & Use Tax	8/20/08
Shelby County	AL	Sales & Use Tax	8/20/08
Shelby County - city of Memphis	TN	Personal Property Tax	8/31/08
Shelby County - city of Memphis	TN	Personal Property Tax	1/31/09
Shelby County - city of Memphis	TN	Personal Property Tax	2/28/09
Solano County	CA	Personal Property Tax	8/31/08
Solano County	CA	Personal Property Tax	8/31/08
Sonoma County	CA	Personal Property Tax	8/31/08
South Carolina	SC	Sales & Use Tax	8/20/08
South Carolina	SC	Sales & Use Tax	8/20/08
South Carolina	SC	Sales & Use Tax	8/20/08
South Carolina	SC	Sales & Use Tax	8/20/08
South Carolina	SC	Sales & Use Tax	8/20/08
South Carolina	SC	Sales & Use Tax	8/20/08
South Carolina	SC	Sales & Use Tax	8/20/08
South Carolina	SC	Sales & Use Tax	8/20/08
South Carolina	SC	Sales & Use Tax	8/20/08
South Dakota	SD	Sales & Use Tax	8/20/08
South Dakota	SD	Sales & Use Tax	8/20/08
St Tammany	LA	Sales & Use Tax	8/20/08
St Tammany	LA	Sales & Use Tax	8/20/08
Stanislaus County	CA	Personal Property Tax	8/31/08
Tennessee	TN	Sales & Use Tax	8/20/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

Tennessee	TN	Sales & Use Tax	8/20/08
Tennessee	TN	Sales & Use Tax	8/20/08
Tennessee	TN	Sales & Use Tax	8/20/08
Tennessee	TN	Sales & Use Tax	8/20/08
Tennessee	TN	Sales & Use Tax	8/20/08
Tennessee	TN	Sales & Use Tax	8/20/08
Tennessee	TN	Sales & Use Tax	8/20/08
Tennessee	TN	Sales & Use Tax	8/20/08
This is a fee for services	HO	Personal Property Tax	8/23/08
Town of Castle Rock	CO	Sales & Use Tax	8/20/08
Virginia	VA	Sales & Use Tax	8/20/08
Wake County	KS	Personal Property Tax	1/5/09
Wake County	NC	Personal Property Tax	1/5/09
Wake County	NC	Personal Property Tax	1/5/09
Wake County	NC	Personal Property Tax	1/5/09
Wake County	NC	Personal Property Tax	1/5/09
West Virginia	WV	Sales & Use Tax	8/20/08
West Virginia	WV	Sales & Use Tax	8/20/08
Wood County	OH	Personal Property Tax	9/8/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-5: SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90		Over 90	Total

Accounts Payable-Merchandise [1], [2]	$3,867,750	$1,972,064	$321,375	$1,110,839	[7]	$—	$7,272,028
Accounts Payable-Expense [1], [3]	1,798,444	243,724	59,087	—		—	2,101,254
Wages Payable	11,575,211	—	—	—		—	11,575,211
Taxes Payable	38,710,269	—	—	—		—	38,710,269
Rent / Leases - Building	—	—	—	—		—	—
Secured Debt	150,925,423	—	—	—		—	150,925,423
Professional Fees [4]	1,437,960	—	—	—		—	1,437,960
Amounts Due to Insiders [5],[6]	166,667	166,667	166,667	136,905		—	636,906

Total Postpetition Debts	$208,481,724	$2,382,455	$547,128	$1,247,744		$—	$212,659,052

[1]	This schedule includes actual payables for Merchandise and Non-Merchandise expenses and therefore excludes any accrual balances.
[2]

The Accounts Payable-Merchandise figure does not tie directly to the balance sheet. The attached aging (MOR-5A) includes items in the Merchandise Accruals, Refunds and Allowances account on the balance sheet, as well as offsetting refunds due from vendors that are captured as accounts receivable on the balance sheet.

[3]	The Accounts Payable-Expense figure does not tie directly to balance sheet account. Balance sheet account includes amounts Due to Insiders which is reported separately in this analysis.
[4]	Includes professional fee invoices that have received interim approval and a certificate of no objection or partial no objection has been filed.
[5]	Wages payable to employees who are insider creditors are included in the Wages Payable line item.
[6]

The Debtors are accruing approximately $166 thousand per month in management fees payable to Apollo Management V, L.P. And NRDC pursuant to a management agreement. The Debtors have not paid these fees since filing Chapter 11, and do not anticipate doing so in the near term.

[7]

The balance in the 31-60 aging is subject to change and will in all likelihood decline dramatically. The Debtors believe the amounts due to each vendor in this aging bucket were either partially or fully paid prepetition through merchandise prepayments. The Debtors are currently reconciling the invoices and prepayments related to this aging bucket and will make payment when the final amount due is determined.

MOR-5

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  – MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

1888 MILLS L/C	$21	$—	$—	$—	$—	$21
ACME INT ENTERPRISES, INC. IMPORT	2,957	56	—	—	—	3,013
ADAMS MFG.CORP	7,498	—	—	—	—	7,498
ADESSO LIGHTING L/C	(21,037)	—	—	—	—	(21,037)
ADSOUTH MARKETING,LLC.	(250)	—	—	—	—	(250)
AEOLUS DOWN L/C	(63,902)	—	—	124,189	—	60,287
AERO HOUSEWARES LLC	—	—	—	—	—	—
AERO PRODUCTS INTERNATIONAL	250,636	651	—	—	—	251,287
AEROGROW INTERNATIONAL, INC.	(327,901)	—	—	—	—	(327,901)
AIM LP	(18)	—	—	—	—	(18)
ALDIK ARTIFICIAL FLOWER CO., INC.LC	—	2,214	—	—	—	2,214
ALL-CLAD METAL CRAFTERS	(55)	—	—	—	—	(55)
ALLEGRO MFG. INC.	(5,030)	—	—	—	—	(5,030)
AMCO CORP.	(2,808)	33,086	—	—	—	30,278
AMCOR, INC.	(39,374)	—	—	—	—	(39,374)
AMERICAN CENTURY HOME FABRICS INC.	5,038	9,869	4,739	67	—	19,713
AMERICAN COVERS, INC.	568	4,567	1,491	46	—	6,672
AMERICAN FIBER IND.	238,031	—	—	—	—	238,031
AMERICAN OAK PRESERVING CO.INC L/C	(3,445)	—	—	—	—	(3,445)
AMERICAN PACIFIC ENTERPRISES	(4,526)	—	—	—	—	(4,526)
AMERICAN TACK & HARDWARE	—	1,821	—	336	—	2,156
AMERICAN TEXTILE COMPANY	100,600	—	—	—	—	100,600
ANGEL SALES, INC.	—	12,540	—	—	—	12,540
APEX PRODUCTS, LLC	2,768	4,298	7,457	—	—	14,522
APPLICA CONSUMER PRODUCTS, INC.	71,732	(4,354)	—	—	—	67,378
ARC INTERNATIONAL	33,973	—	—	—	—	33,973
ARTCRAFT PROMOTIONAL CONCEPTS	—	—	—	—	—	—
ARY, INC.	1,305	—	—	—	—	1,305
AUSTIN-ABBOTT	—	860	1,469	—	—	2,328
AVANTI LINENS INC.	(35)	—	—	—	—	(35)
AVANTI PRESS, INC.	176	—	—	—	—	176
AXIS IMEX, INC.	571	3,631	10,233	—	—	14,435
AXIS INTERNATIONAL MARKETING, INC	—	—	—	—	—	—
AZIM TEKSTIL (LC)	(1,144)	—	—	—	—	(1,144)
BAJER DESIGN	—	—	1,126	—	—	1,126
BALTA US, INC.	(9)	—	—	—	—	(9)
BALTIC LINEN COMPANY, INC/IMPORT	—	—	—	—	—	—
BARDWILL INDUSTRIES	(13,544)	—	—	—	—	(13,544)
BARUCH COMPANY(THE)	739	32	—	—	—	771
BASIC LINE INC	28,109	—	—	—	—	28,109
BASSETT MIRROR COMPANY, INC.	3,169	13,678	—	—	—	16,847
BATH BY TOWN & COUNTRY LIVING	5,622	0	—	—	—	5,622
BEACON LOOMS INC.	—	—	—	—	—	—
BEAUTY UNLIMITED	(112)	—	—	—	—	(112)
BEME INTERNATIONAL LLC	(109,106)	—	—	—	—	(109,106)
BERKSHIRE BLANKET INC.	59,086	—	—	—	—	59,086
BESS HOME FASHIONS/BMC GROUP	2,227	—	—	—	—	2,227
BETTER SLEEP INC.	139,138	—	—	—	—	139,138
BISSELL INC	—	—	—	—	—	—
BLACK & DECKER / I.LEHRHOFF & CO.	—	—	—	—	—	—
BLACK & DECKER INC. IMPORT	43,127	—	—	—	—	43,127
BLUE RIDGE INTERNATIONAL	—	114,476	—	—	—	114,476
BOARD DUDES, INC., THE	(40)	—	—	—	—	(40)
BODUM,INC.	(1,815)	—	—	—	—	(1,815)
BONAKEMI USA, INC.	(2)	—	—	—	—	(2)
BORAAM INDUSTRIES	—	—	—	—	—	—
BOSTON WAREHOUSE TRADING CORP.	10,304	12,490	20,466	—	—	43,260
BRADSHAW INTERNATIONAL INC.	—	—	—	—	—	—
BRENTWOOD ORIGINALS	775,142	—	—	—	—	775,142
BRITA PRODUCTS CO.	—	—	—	—	—	—
BRITANNE CORPORATION	1,043	—	—	—	—	1,043
BROWNSTONE GALLERY IMPORT	89	—	—	—	—	89

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  – MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

1888 MILLS L/C	$21	$—	$—	$—	$—	$21
BRUMLOW MILLS, INC.	26,611	—	—	—	—	26,611
BSH HOME APPLIANCES CORPORATION	—	—	—	—	—	—
BUDDEEZ, INC.	2,485	8,004	—	—	—	10,489
BUILT NY, INC.	—	26,160	—	—	—	26,160
BURNES HOME ACCENTS LLC	178,923	—	—	—	—	178,923
BY APPOINTMENT IMPORT	20,508	—	—	—	—	20,508
C.R. GIBSON/THOMAS NELSON, INC.	3,268	73,254	3,322	—	—	79,844
CAESAREA WARDINON INDUSTRIES LTD	—	—	—	—	—	—
CALDREA COMPANY, THE	8,572	3,121	13,889	—	—	25,582
CALPHALON CORP.	(91,076)	—	—	—	—	(91,076)
CAMBRIDGE TOWEL CORPORATION, THE	—	—	—	—	—	—
CAPRESSO INC.	17,951	—	—	—	—	17,951
CARPENTER COMPANY	27,767	—	—	—	—	27,767
CASA CREATIONS, INC.	4,817	24,111	—	—	—	28,928
CASABELLA HOLDINGS LLC IMPORT	—	—	—	—	—	—
CATALINA PRODUCTS CORP.	456	832	—	—	—	1,288
CDR,INC.	—	2,420	1,315	—	—	3,735
CEDAR FRESH HOME PRODUCTS LLC	493	2,048	—	—	—	2,541
CERTIFIED INTERNATIONAL	—	—	24	—	—	24
CHEF’N CORPORATION	(1,386)	—	—	—	—	(1,386)
CHF INDUSTRIES, INC.IMPORT	143,197	97	—	—	—	143,294
CHURCH AND DWIGHT	—	—	—	—	—	—
CLEARLY FUN SOAP,INC.	(167)	—	—	—	—	(167)
CLICK CLACK U.S.,INC.	—	—	—	—	—	—
CLIPPERTON COMPANY INC.	—	12,180	—	—	—	12,180
COLUMBIA FRAME INC.	(21,300)	—	—	—	—	(21,300)
COLUMBINE CODY CORPORATION IMPORT	2,445	12,612	6,073	—	—	21,130
COMPAC INDUSTRIES, INC.	8,402	—	22	—	—	8,424
CONAIR (DIRECT)	(89,067)	—	—	—	—	(89,067)
CONAIR CORPORATION	(360)	—	—	—	—	(360)
CONAIR CORPORATION - NON ELECTRICS	(532)	—	—	—	—	(532)
CONVENIENCE VALET	—	—	50	—	—	50
CORONA CURTAIN	(178)	—	—	—	—	(178)
COSCO	18,642	22,562	—	—	—	41,204
CRAMER INC.	1,885	—	—	—	—	1,885
CREATIVE BATH PRODUCTS	17,377	40,804	—	—	—	58,182
CRESTWOOD PARTNERS, LLC IMPORT	—	—	—	—	—	—
CRISA CORP.	608	—	—	—	—	608
CRITERIAN THREAD CO.,INC.	—	—	—	—	—	—
CROSCILL INC.	133,392	—	—	—	—	133,392
CRYOPAK CORPORATION	(256)	—	—	—	—	(256)
CRYSTAL CLEAR	(21)	—	—	—	—	(21)
DASCO	2,338	9,088	—	—	—	11,425
DAVID’S COOKIES	—	10,337	—	—	—	10,337
DBEST PRODUCTS	10,815	—	—	—	—	10,815
DCWV HOME	(61,972)	—	—	—	—	(61,972)
DECORATIVE LIVING INC IMPORT	(132)	—	—	—	—	(132)
DELTA CARBONA, L.P.	101,771	—	—	—	—	101,771
DEMARLE, INC.	1,945	—	—	—	—	1,945
DESIGN DESIGN, INC.	—	—	—	—	—	—
DIAL INDUSTRIES	(4,423)	—	—	—	—	(4,423)
DIONI	(100)	—	—	—	—	(100)
DIVATEX HOME FASHIONS	(52,331)	—	—	—	—	(52,331)
DOMISTYLE, INC/IMPORT	83,824	680	—	—	—	84,504
DONISA/VOHANN	—	1,348	6,296	1,791	—	9,435
DSC PRODUCTS	30,048	—	—	—	—	30,048
DYNAMIC DESIGNS, INC. IMPORT	13,876	104	29,574	—	—	43,554
DYSON INCORPORATED	(4,366)	—	—	—	—	(4,366)
E & B GIFTWARE, LLC	—	41,642	—	—	—	41,642
E.MISHAN & SONS INC.
(EMSON)	—	7,298	—	—	—	7,298
E.MISHAN & SONS,INC. (EMSON)	—	—	—	—	—	—

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  – MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

1888 MILLS L/C	$21	$—	$—	$—	$—	$21
EARLEX INC.	—	6,483	—	—	—	6,483
EDGECRAFT CORPORATION	5,500	—	—	—	—	5,500
EL PASO CHILE COMPANY, THE	—	—	—	—	—	—
ELECTROLUX HOME CARE PRODUCTS NORTH	—	—	—	—	—	—
ELLERY HOMESTYLES	16,419	—	—	—	—	16,419
ELLISON FIRST ASIA LLC	27,026	—	—	—	—	27,026
ELMER’S PRODUCTS, INC.	(1)	—	—	—	—	(1)
ELRENE HOME FASHIONS	416	—	—	—	—	416
EMERILWARE	—	—	—	—	—	—
EMERSON RADIO CORP. IMPORT	(19,664)	—	—	—	—	(19,664)
EMESS DESIGN GROUP L.L.C.	—	—	—	—	—	—
EPOCA INC IMPORT	1,488	—	—	—	—	1,488
EPOCH HOMETEX, INC.IMPORT	(153)	—	—	—	—	(153)
ETON CORPORATION	—	—	—	—	—	—
EURO-CUISINE, INC.	552	1,440	216	—	—	2,208
EURO-PRO OPERATING LLC	(157,867)	—	—	—	—	(157,867)
EVERCARE COMPANY, THE	710	—	—	—	—	710
EVERGREEN ENTERPRISES	—	2,430	108	—	—	2,538
EVERGREEN LABS. INC.	793	4,709	1,836	—	—	7,338
EVRIHOLDER PRODUCTS INC.	39,754	(2,154)	—	—	—	37,600
EXCALIBUR ELECTRONICS INC.IMPORT	—	—	—	—	—	—
EXCEL	(727)	—	—	—	—	(727)
FAGOR AMERICA INC.	14,946	—	—	—	—	14,946
FALLANI & COHN	1,426	2,155	—	—	—	3,580
FAMOUS HOME FASHION INC.	—	—	—	—	—	—
FARBERWARE COOKWARE	(158,849)	—	—	—	—	(158,849)
FETCO HOME DECOR INC.	(86,259)	—	—	—	—	(86,259)
FISKARS CONSUMER PRODUCTS, INC.	(187)	—	—	—	—	(187)
FLOXITE COMPANY INC.	4,793	7,861	4,355	—	—	17,008
FOCUS ELECTRICS, LLC	(36)	—	—	—	—	(36)
FOCUS PRODUCTS GROUP (CANADA)	—	—	—	—	—	—
FOLEX	—	—	—	—	—	—
FOOT FLUSH INTERNATIONAL, LLC	(1,561)	—	—	—	—	(1,561)
FOR LIFE PRODUCTS,INC.	2,310	14,322	125	—	—	16,757
FOR YOUR EARS ONLY INC.	(557)	—	—	—	—	(557)
FORESTON TRENDS	50,212	—	—	—	—	50,212
FRAMED PICTURE ENTERPRISE	73,152	1,400	—	—	—	74,551
FRANCO MFG CO., INC.	26,033	—	—	—	—	26,033
FRANKTEX,INC.	—	—	—	—	—	—
GATCO	459	1,490	—	—	—	1,949
GEMLINE FRAME CO., INC.	—	—	—	—	—	—
GERSON COMPANY, THE IMPORT	4,869	—	—	—	—	4,869
GHCL LTD. - IMPORT	(20,607)	—	—	—	—	(20,607)
GLENOIT CORPORATION	8,932	—	—	—	—	8,932
GLJ,LLC	—	49,171	—	—	—	49,171
GODINGER SILVER ART CO.,LTD.	—	90	—	—	—	90
GODIVA CHOCOLATIER	—	—	—	—	—	—
GOLDEN TADCO INT’L CORP. L/C	39,637	—	—	—	—	39,637
GORILLA GLUE COMPANY, THE	(146)	—	—	—	—	(146)
GOURMET SETTINGS L/C	—	—	—	—	—	—
GRACIOUS LIVING CORP.L/C	(1,895)	—	—	—	—	(1,895)
GRANT HOWARD ASSOCIATES	2,070	1,260	495	—	—	3,825
GRAPHIQUE DE FRANCE	—	—	—	—	—	—
GROUPE SEB USA	—	—	—	—	—	—
GSC TECHNOLOGY CORPORATION	—	—	—	—	—	—
GT MEDIA, INC.	(263)	—	—	—	—	(263)
GUTHY-RENKER CORP.	—	—	—	—	—	—
HAGERTY	21,087	11,361	3,471	—	—	35,919
HAIER AMERICA	(1,665)	—	—	—	—	(1,665)
HAMILTON BEACH PROCTOR SILEX	124,742	—	—	—	—	124,742
HAMPTON FORGE LTD.	(4,680)	—	—	—	—	(4,680)

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  – MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

1888 MILLS L/C	$21	$—	$—	$—	$—	$21
HANNA’S CANDLE COMPANY	—	55,678	—	—	—	55,678
HARBOUR SOURCING INT’L LTD IMPORT	(5,962)	—	—	—	—	(5,962)
HARVEST TRADING GROUP INC.	76,133	—	—	—	—	76,133
HEDAYA HOME FASHIONS INC.IMPORT	—	—	—	—	—	—
HELEN OF TROY L.P.	27,459	252	2,961	—	—	30,672
HERITAGE MINT LTD.IMPORT	16,321	22,524	259	—	—	39,104
HINDOSTONE PRODUCTS, INC.	1,680	2,685	1,407	—	—	5,772
HMS MFG. CO.	—	—	—	—	—	—
HOFFMASTER GROUP, INC.	10,291	—	—	—	—	10,291
HOME ESSENTIALS & BEYOND	600	—	—	—	—	600
HOME PRODUCTS INTERNATIONAL, NA	26,020	—	—	—	—	26,020
HOME TRADITIONS	(5,029)	—	—	—	—	(5,029)
HOMEDICS CORPORATION	201,038	—	—	—	—	201,038
HOMEDICS, INC IMPORT	—	—	—	—	—	—
HOMER LAUGHLIN CHINA	23,022	—	—	—	—	23,022
HOMESTEAD INT’L GROUP/IMPORT	17,606	—	—	—	—	17,606
HOPE COMPANY, THE	5,874	—	17,976	—	—	23,850
HOSLEY INT’L TRADING CORP / IMPORT	—	—	—	—	—	—
HOT HEADZ OF AMERICA LLC	—	—	—	—	—	—
HOUSE PARTS INC.	—	—	—	—	—	—
HUNTER FAN COMPANY	(159)	—	—	—	—	(159)
IBC-HEARTHWARE,INC.	—	—	—	—	—	—
IDEA VILLAGE PRODUCTS CORP	95,078	—	—	—	—	95,078
IDEAL PRODUCTS CO., LLC	—	—	—	—	—	—
IGNITE USA LLC	3,330	—	—	—	—	3,330
IJK LTD.L/C	(14,057)	—	—	—	—	(14,057)
IMATION ELECTRONICS PRODUCTS IMPORT	39,450	(5,142)	(20,546)	—	—	13,762
IMPEX SYSTEMS GROUP, INC.	5,246	8,061	2,749	—	—	16,057
IMUS RANCH FOODS, INC.	6,308	5,575	—	—	—	11,882
IN ZONE, INC.	(9,068)	—	—	—	—	(9,068)
INDIA INK	64,804	—	—	—	—	64,804
INGENIOUS DESIGNS LLC IMPORT	(43,000)	—	—	—	—	(43,000)
INNOFRESH PRODUCTS, INC.	—	1,164	218	—	—	1,382
INTERCONTINENTAL ART INC.	82,902	—	—	—	—	82,902
INTERDESIGN,INC.	249,860	93	—	—	—	249,952
INTERNATIONAL SILVER	2,714	36	(302)	17	—	2,464
IROBOT CORPORATION	(93,712)	(1,754)	(32,776)	272,153	—	143,912
ISI-NORTH AMERICA, INC.	5,530	—	—	—	—	5,530
ITW SPACE BAG	—	169,992	—	—	—	169,992
J.A. HENCKELS	—	—	—	—	—	—
J.HUNT & CO. JIMCO	—	—	—	—	—	—
JARDEN CONSUMER SOLUTIONS	(9,028)	—	—	—	—	(9,028)
JAY FRANCO AND SONS INC.	3,399	—	—	—	—	3,399
JLA HOME,INC.	(2,549)	—	—	—	—	(2,549)
JOBAR INTERNATIONAL, INC.	6,467	30,026	—	—	—	36,492
JOHN RITZENTHALER COMPANY	—	—	—	—	—	—
JOKARI/US, INC.	21,210	—	—	—	—	21,210
JOLLEN HOME CREATION LTD L/C	—	—	—	—	—	—
JOSEPH ENTERPRISES, INC.	2,283	7,610	228	—	—	10,122
KASSATEX INC	—	—	—	—	—	—
KAUFMAN SALES, INC IMPORT	—	—	—	—	—	—
KAY-DEE DESIGNS, INC.	—	—	—	—	—	—
KEECO, LLC. L/C	—	—	—	—	—	—
KEMP & BEATLEY INC IMPORT	9,833	(1,069)	—	—	—	8,764
KEYSTONE MANUFACTURING CO.,INC.	38,180	—	—	—	—	38,180
KIKKERLAND DESIGN INC. IMPORT	5,616	2,438	—	—	—	8,054
KITCHEN AID PORTABLE APPLIANCES	(38,753)	—	—	—	—	(38,753)
KITCHEN ART INC.	3,588	9,621	—	—	—	13,209
KITTRICH CORPORATION	—	—	—	—	—	—
KLEAR-VU CORPORATION	(48)	—	—	—	—	(48)
L&N SALES AND MARKETING	—	—	—	—	—	—

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  – MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

1888 MILLS L/C	$21	$—	$—	$—	$—	$21
L.A.IMPRINTS	924	2,562	9,446	—	—	12,932
LAMINET COVER COMPANY	3,965	—	—	—	—	3,965
LAMONT L/C	—	—	—	—	—	—
LAPINE ASSOC,INC.-GARMIN	(1,960)	—	—	—	—	(1,960)
LARIEN PRODUCTS	—	6,930	125	—	—	7,055
LAWRENCE FRAMES	—	—	—	—	—	—
LEADING EDGE NOVELTY, INC.	—	2,116	—	—	—	2,116
LEATHER CPR	1,564	—	—	—	—	1,564
LEIFHEIT INT’L USA INC.	(19,815)	—	—	—	—	(19,815)
LENOX BRANDS / DANSK	—	482	—	—	—	482
LENOX, INC.	2,500	—	—	—	—	2,500
LEVINSOHN	222,048	(5,930)	—	—	—	216,118
LEXICAL TECHNOLOGIES	—	5,695	1,614	—	—	7,309
LIBBEY (GLASSWARE)	—	—	—	—	—	—
LIFETIME BRANDS INC.	156,718	—	—	—	—	156,718
LIFETIME BRANDS, INC.IMPORT	—	—	—	—	—	—
LIPPER INTERNATIONAL INC.IMPORT	11,594	15,567	—	—	—	27,161
LIZ CLAIBORNE DIV.OF AMERICAN PACIF	8	—	—	—	—	8
LODGE MANUFACTURING CO.	(396)	—	—	—	—	(396)
LOT 26 STUDIO LLC	39,036	—	—	—	—	39,036
LOUISVILLE BEDDING	62,930	59,097	—	1,423	—	123,451
LUIGI BORMIOLI CORPORATION - IMPORT	66,330	42,207	—	—	—	108,537
LUSH LIFE INC.L/C	—	—	—	—	—	—
LUX PRODUCTS CORPORATION	10,773	10,277	3,481	—	—	24,531
LUXURY LIVING INC	—	610	—	—	—	610
LYON COMPANY IMPORT	—	—	—	—	—	—
M. BLOCK & SONS, INC.	—	—	—	—	—	—
M.E. HEUCK CO.	—	323	13	—	—	336
MAGIC AMERICAN PRODUCTS,INC.	—	—	—	—	—	—
MAGIC SLIDERS	5,146	25,893	13,702	—	—	44,741
MALDEN	(3,372)	—	—	—	—	(3,372)
MANLEY TOYS LTD. IMPORT	(1,480)	—	—	—	—	(1,480)
MAPLES INDUSTRIES INC.	492	—	—	—	—	492
MARCELLA FINE RUGS	—	—	—	—	—	—
MASTERBUILT MANUFACTURING L/C	221,159	—	—	—	—	221,159
MASTERPIECE ART GALLERY	(4,877)	—	—	—	—	(4,877)
MASTRAD,INC.	—	—	—	—	—	—
MAVERICK IND.	88,566	—	—	—	—	88,566
MAYTAG APPLIANCES	(3,763)	—	—	—	—	(3,763)
MCS IMPORT	—	—	—	—	—	—
MEDELCO INC.	7,320	—	—	—	—	7,320
MEDIA CORP, LLC	—	6,966	73	—	—	7,039
MEDICI 888, LLC IMPORT	(16,323)	—	—	—	—	(16,323)
MEDLINE INDUSTRIES, INC.	—	483	—	—	—	483
MEDPORT LLC	22,177	(1,652)	130	—	—	20,656
MELANNCO INT’L LTD.	—	—	—	—	—	—
MELITTA USA, INC.	2,254	—	—	—	—	2,254
MERCH SOURCE LLC	(1,913)	—	—	—	—	(1,913)
MERRY CHANCE INDUSTRIES LTD./IMPORT	(1,112)	—	—	—	—	(1,112)
METHOD PRODUCTS, INC.	32,525	(4)	—	—	—	32,521
METRO THEBE DBA BREVILLE USA	(10,486)	—	—	—	—	(10,486)
MEYER CORP. U.S.	(464,088)	—	—	—	—	(464,088)
MICROPLANE	—	—	—	—	—	—
MIKASA	41,033	—	—	—	—	41,033
MISTO INTERNATIONAL LLC	—	—	—	—	—	—
MO PRODUCTS INC.	—	—	—	—	—	—
MOHAWK RUG & TEXTILES	2,681	—	—	—	—	2,681
MSA PRODUCTS, INC/IMPORT	(62,499)	—	—	—	—	(62,499)
NAP HOME DECOR	(48)	—	—	—	—	(48)
NATCO PRODUCTS CORP.	47,816	—	—	—	—	47,816
NATIONAL EXPRESS	—	—	—	—	—	—

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  – MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

1888 MILLS L/C	$21	$—	$—	$—	$—	$21
NATURAL PRODUCT LTD	(5,102)	51,274	—	—	—	46,172
NATURES PILLOWS INC.	100,743	—	—	—	—	100,743
NAUTICA DIV.OF AMERICAN PACIFIC ENT	13	—	—	—	—	13
NEATNIX	18,818	—	—	—	—	18,818
NEW ADVANCED PRODUCTS INC.	1,685	22,562	2,234	283	—	26,765
NEW VIEW/IMPORT	14,150	50,591	64,436	—	—	129,177
NEWMARK RUG COMPANY	—	—	—	—	—	—
NEWPORT/LAYTON HOME FASHIONS C/O	27,283	10,906	12,272	—	—	50,462
NEXT CREATIONS, INC.	(2,003)	—	—	—	—	(2,003)
NIFTY HOME PRODUCTS INC.	1,388	216	—	—	—	1,604
NORDIC WARE	30,974	—	—	—	—	30,974
NORELCO/PHILIPS	—	—	—	—	—	—
NORITAKE	(238)	—	—	—	—	(238)
OGGI CORPORATION	1,443	—	—	—	—	1,443
OLDE THOMPSON	(1,081)	—	—	—	—	(1,081)
OMRON HEALTHCARE, INC	560	(8)	—	—	—	552
ONEIDA LTD/IMPORT	—	—	—	—	—	—
ONTEL PRODUCTS CORPORATION	120,000	—	—	—	—	120,000
ORIENTAL WEAVERS OF AMERICA	(1,404)	—	—	—	—	(1,404)
ORIGINAL GOURMET FOOD COMPANY, INC.	3,150	—	—	—	—	3,150
OVER AND BACK, INC.	6,590	(2,199)	—	—	—	4,392
OXO INTERNATIONAL, LTD.	362,248	—	—	—	—	362,248
PAPERPRODUCTS DESIGNS	(4,463)	—	—	—	—	(4,463)
PARK B SMITH LTD.	145,468	1,640	—	—	—	147,107
PEARLESSENCE LTD.	—	49,632	—	—	—	49,632
PEKING HANDICRAFTS	(8,555)	—	—	—	—	(8,555)
PERFECT CURVE, INC.	—	54,492	3,562	—	—	58,054
PFALTZGRAFF	30,403	—	—	—	—	30,403
PHELPS INDUSTRIES, LLC	(2,436)	8,905	—	—	—	6,469
PHILIPS ACCESSORIES	(13,329)	—	—	—	—	(13,329)
PHILIPS ORAL HEALTHCARE WORLDWIDE	(5,065)	—	—	—	—	(5,065)
PHOTOCO INC.	(100)	1,600	238	—	—	1,738
PINNACLE FRAMES & ACCENTS, INC.	—	—	—	—	—	—
POPCORN WHOLESALE,LLC	4,490	—	—	—	—	4,490
POTTERY COLLABORATIVE,LLC.	—	—	—	—	—	—
PRECIDIO INC.	932	—	—	—	—	932
PREMIER CANDLE CORPORATION	(644)	—	—	—	—	(644)
PRIDE OUTDOOR PRODUCTS GROUP IMPORT	(788)	—	—	—	—	(788)
PROCTER AND GAMBLE DISTRIBUTING CO.	(143,520)	—	—	—	—	(143,520)
PRODYNE	4,263	—	—	—	—	4,263
PROFESSIONAL LABORATORIES, INC.	—	—	—	—	—	—
PROGRESSIVE INT’L CORP.	—	—	—	—	—	—
PROMOTOPIA,INC.	—	8,968	1,630	—	—	10,598
Q MAX SYSTEMS LLC	—	—	—	—	—	—
QUEST SALES & SERVICES INC.	6,584	—	—	—	—	6,584
RANGE KLEEN	2,616	—	—	—	—	2,616
REDI SHADE, INC.	4,926	—	—	—	—	4,926
REGAL HOME COLLECTIONS INC.IMPORT	(10,739)	—	—	—	—	(10,739)
REGENCY WRAPS INC.	3,485	3,436	734	—	—	7,655
REVERE MILLS INC.	1,911	24,818	—	—	—	26,729
REVMAN INTERNATIONAL INC.IMPORT	(14,844)	—	—	—	—	(14,844)
RICHELIEU AMERICA LTD.(CANADA)	—	10,710	—	—	—	10,710
RICHLOOM HOME FASHIONS - IMPORT	132,193	—	—	—	—	132,193
RIO BRANDS,INC	(4,000)	—	—	—	—	(4,000)
ROBINSON HOME PRODUCTS INC.	19,370	—	—	—	—	19,370
ROYAL APPLIANCE MFG. CO.	16,170	—	—	—	—	16,170
ROYAL DOULTON	426	—	—	—	—	426
ROYALE LINENS	59,196	—	—	—	—	59,196
RPI GROUP, THE	(1,926)	—	—	—	—	(1,926)
RPM, INC.	13,518	—	—	—	—	13,518
S LICHTENBERG & CO., INC.	(535)	—	—	—	—	(535)

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  – MERCHANDISE

		Number of Days Past Due
VENDOR NAME		Current	0-30	31-60	61-90 [1]	Over 90	Total

	1888 MILLS L/C	$21	$—	$—	$—	$—	$21
	SAHAGIAN & ASSOCIATES, INC.	(250)	—	—	—	—	(250)
	SAM HEDAYA LINENS	90	—	—	—	—	90
	SANDER SALES ENTERPRISES LTD.IMPORT	—	—	—	226,440	—	226,440
	SANGO	28,482	—	—	—	—	28,482
	SATURDAY KNIGHT LTD	82	—	—	—	—	82
	SCENT SATION, INC.	18,988	—	—	—	—	18,988
	SDI TECHNOLOGIES L/C	—	—	—	—	—	—
	SELECT MEDIA SERVICES, LLC	(5,560)	—	—	—	—	(5,560)
	SERVAAS LABORATORIES, INC.	75	—	—	—	—	75
	SEVENTH GENERATION	—	645	—	—	—	645
	SG FOOTWEAR/THE MESSER GROUP	—	321	—	—	—	321
	SHAW RUGS	—	—	—	—	—	—
	SHEDRAIN CORPORATION	(37,591)	—	—	—	—	(37,591)
	SHIELD INDUSTRIES, INC.	1,592	(232)	4,937	201	—	6,499
	SHONFELD’S (USA),INC.L/C	(5)	—	—	—	—	(5)
	SHOP TV, INC.	—	—	—	—	—	—
	SIMONIZ USA, INC.	8,463	7,254	—	—	—	15,717
	SIMTEC CO.	(38)	—	738	—	—	700
	SKOTZ MFG INC.	10,071	9,927	3,864	—	—	23,862
	SMART INVENTIONS	9,777	20,318	5,774	—	—	35,869
	SNOW RIVER	65,714	11,549	16,037	—	—	93,301
	SNS INTERNATIONAL	—	12,843	—	—	—	12,843
	SOLITUDES	42,493	(1,422)	—	—	—	41,071
	SONIC SCRUBBERS, LLC	1,463	—	—	—	—	1,463
	SOURCE GLOBAL ENTERPRISES INC	115,910	—	—	—	—	115,910
	SOURCING NETWORK SALES LLC IMPORT	(3,942)	—	—	—	—	(3,942)
	SOY BASICS, LLC	—	9,247	—	—	—	9,247
	SPECTRUM BRANDS, INC.	5,137	—	—	—	—	5,137
[1]	SPECTRUM DIVERSIFIED DESIGNS INC.	100,973	—	—	—	—	100,973
	SPECTRUM HOME FASHIONS, INC.	(230)	—	—	—	—	(230)
	SPLASH HOME	—	—	—	—	—	—
	SPRING MILL HOME PRODUCTS CORP.	324	51	712	—	—	1,087
	SPRINGS INDUSTRIES	(1,071)	—	—	—	—	(1,071)
	STARPLAST USA LLC	7,241	23,540	—	—	—	30,781
	STERLING IMPORT & EXPORT	—	—	—	—	—	—
	STYLEMASTER FABRICS,INC.	—	—	—	—	—	—
	SUCH INTERNATIONAL INC. L/C	(3,118)	—	—	—	—	(3,118)
	SUNBEAM PRODUCTS, INC.	(39,747)	—	—	—	—	(39,747)
	SUNBEAM PRODUCTS, INC.	(82)	—	—	—	—	(82)
	SUNBEAM PRODUCTS, INC.	—	—	—	—	—	—
	SUNCAST CORPORATION	(1,100)	—	—	—	—	(1,100)
	SWING-A-WAY MFG. CO.	(56)	3,780	—	—	—	3,724
	TABLETOPS UNLIMITED INC/IMPORT	—	—	—	—	—	—
	TARTAN PRODUCTS COMPANY	—	1,648	1,082	—	—	2,731
	TEAM INTERNATIONAL GROUP	—	4,096	831	—	—	4,927
	TECH ENTERPRISES, INC.	(5,186)	—	—	—	—	(5,186)
	TECHNIMARK,INC.	10,403	(851)	—	—	—	9,553
	TELEBRANDS	324,114	—	—	—	—	324,114
	TEMPUR-PEDIC, INC.	—	—	—	—	—	—
	TERSANO (INTERNATIONAL)SRL	(702)	—	—	—	—	(702)
	TESORO HOME FASHIONS, INC.	(4,940)	—	—	—	—	(4,940)
	TEXSTYLE LLC L/C	67,035	53,071	389	—	—	120,494
	T-FAL USA	(10)	—	—	—	—	(10)
	THANE DISTRIBUTION GROUP	(945,252)	—	—	—	—	(945,252)
	THERMOS	—	—	—	—	—	—
	THIRSTYSTONE RESOURCES,
	INC.	7,229	15,656	326	—	—	23,211
	TIGON LIGHTING IMPORT	(91,780)	—	—	—	—	(91,780)
	TOLAND INTERNATIONAL LTD. IMPORT	—	—	—	—	—	—
	TOTES ISOTONER CORPORATION	23,632	151,845	—	—	—	175,477
	TRANS OCEAN IMPORT CO INC	—	—	—	—	—	—
	TRI-COASTAL DESIGN	10,416	—	—	—	—	10,416

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  – MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

1888 MILLS L/C	$21	$—	$—	$—	$—	$21
TRISTAR PRODUCTS INC.	7,325	—	—	—	—	7,325
TRUDEAU	6,383	—	—	—	—	6,383
TWEEL HOME FURNISHINGS	—	—	—	—	—	—
TWEEZERMAN	(2,790)	63,524	53,403	—	—	114,136
UMBRA LLC	80,067	69	—	—	—	80,136
UNDER THE ROOF DECORATING USA LLC	—	—	—	—	—	—
UNITED SUPPLY	20,920	24,726	—	—	—	45,646
UNIVERSAL MERCHANDISE LTD / IMPORT	(1,102)	—	—	—	—	(1,102)
VACUVIN USA	4,334	292	—	—	—	4,626
VALSPAR	1,511	—	—	—	—	1,511
VANSON INTERNATION LIMITED IMPORT	(1,834)	—	—	—	—	(1,834)
VANTAGE INC./LEGGETT & PLATT	16,373	—	—	—	—	16,373
VARIMPO USA,LTD.L/C	47,100	28,975	—	—	—	76,075
VELAMOUR	—	—	123	—	—	123
VENTURI	2,585	—	—	—	—	2,585
VERSAILLES HOME FASHIONS INC.	37,481	—	494	—	—	37,975
VICTORIA CLASSICS IMPORT	(199,606)	—	—	—	—	(199,606)
VICTORY LAND GROUP, INC. L/C	—	33,377	—	—	—	33,377
VILLEROY & BOCH USA	—	—	—	—	—	—
VIOLIGHT	(4,812)	—	—	—	—	(4,812)
WALLACE INTERNATIONAL	(4,001)	—	—	—	—	(4,001)
WAMSUTTA DOMESTICS	127,998	2,154	—	—	—	130,152
WARING (CONAIR)	(13,709)	—	—	—	—	(13,709)
WARP BROTHERS	17,955	27,481	9,435	—	—	54,870
WATERFORD WEDGEWOOD USA INC.	1,541	166	—	—	—	1,707
WATERPIK TECHNOLOGIES	—	—	—	—	—	—
WAVEMAX ENTERPRISES INC. IMPORT	(38)	—	—	—	—	(38)
W-C DESIGNS INC	6,527	19,156	10,686	—	—	36,369
WELSPUN USA INC. IMPORT	(17,165)	—	—	—	—	(17,165)
WESTON GALLERY, THE L/C	(86)	—	—	—	—	(86)
WESTPOINT STEVENS	(185)	—	—	—	—	(185)
WHOLE SPACE INDUSTRIES LTD	4,237	—	—	373,031	—	377,268
WICKER BONANZA LTD. IMPORT	(35)	—	—	—	—	(35)
WILLIAM BOUNDS	16,938	8,073	—	—	—	25,011
WILLOWBROOK COMPANY, THE	110,696	109	—	—	—	110,805
WINE ENTHUSIAST, THE - IMPORT	—	—	—	—	—	—
WMS TRADE GROUP INC	8,546	34,705	5,309	516	—	49,076
WOODLORE	—	—	—	—	—	—
WORLD GOURMET MARKETING, LLC	2,964	—	—	—	—	2,964
WORLD KITCHEN INC.	21,251	—	—	110,079	—	131,330
WYTHE-WILL DISTRBUTING LLC	(220)	—	—	—	—	(220)
XCELL INTERNATIONAL CORP.	(2,898)	—	—	—	—	(2,898)
YANKEE CANDLE COMPANY	(164,496)	—	—	—	—	(164,496)
YUNG JOHANN HILLMAN INC.	—	18,608	—	—	—	18,608
ZAGAT SURVEY	92	(225)	2,980	268	—	3,115
ZRIKE CO., THE	280	—	239	—	—	519
ZYLISS USA CORP.	79,980	—	—	—	—	79,980

	$3,867,750	$1,972,064	$321,375	$1,110,839	$—	$7,272,028

[1]

The balance in the 61-90 aging is subject to change and will in all likelihood decline dramatically. The Debtors believe the amounts due to each vendor in this aging bucket were either partially or fully paid prepetition through merchandise prepayments. The Debtors are currently reconciling the invoices and prepayments related to this aging bucket and will make payment when the final amount due is determined.

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	8/23/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

4R SYSTEMS, INC.	25,016	—	—	—	—	25,016
A DAVID BROWN	—	69	—	—	—	69
AARON KOPOLOW	—	374	—	—	—	374
ABRIC NORTH AMERICA INC.	543	—	—	—	—	543
ACME WINDOW CLEANING, INC.	384	—	—	—	—	384
ADT SECURITY SERVICES	464	—	—	—	—	464
ADVANCED POWER TECHNOLOGIES	2,546	—	—	—	—	2,546
ADVANCED RECOVERY, INC.	491	—	—	—	—	491
ADVANCED SECURITY INC	69	—	—	—	—	69
ADVANTAGE 1 DISTRIBUTING, INC.	1,725	—	—	—	—	1,725
AFA PROTECTIVE SYSTEMS, INC.	41,633	—	—	—	—	41,633
AFFORDABLE LANDSCAPING, LLC	697	—	—	—	—	697
AL SOLTANIAN	—	1,188	—	—	—	1,188
ALPINE MECHANICAL SERVICES LLC	40,750	—	—	—	—	40,750
ALTERNATIVES IN ENGINEERING,	32,925	—	—	—	—	32,925
AMERICAN PROJECT & REPAIR, INC	7,210	—	—	—	—	7,210
AMERICAN RIVER INTERNATIONAL	13,800	—	—	—	—	13,800
AMREIT RIVER VALLEY, LP	—	(1,589)	—	—	—	(1,589)
ANDREW S JHAWAR	—	—	10,000	—	—	10,000
ANDY VIEIRA	—	470	(1,688)	—	—	(1,219)
ANGELA CAHILL	—	696	—	—	—	696
ANSER-FONE, INC.	45	—	—	—	—	45
APEC MILLWORK, INC.	16,152	—	—	—	—	16,152
ARAMARK UNIFORM SERVICES	1,086	—	—	—	—	1,086
ARBON EQUIPMENT CORPORATION	2,345	—	—	—	—	2,345
ARIBA, INC.	14,250	—	—	—	—	14,250
ARTHUR J GALLAGHER	19,058	—	—	—	—	19,058
AUTO DOORS INC. OF GA	21,828	—	—	—	—	21,828
AVERY DENNISON	780	—	—	—	—	780
BAPTISTWORKS - FERN VALLEY	33	—	—	—	—	33
BE FARMER	—	164	—	—	—	164
BENJAMIN BRIGHT	—	37	—	—	—	37
BERNARD HODES GROUP	7,098	—	—	—	—	7,098
BEVERLY SASSER	—	208	—	—	—	208
BICSEC SECURITY INC.	240	—	—	—	—	240
BOSS FACILITY SERVICES, INC.	65,986	—	—	—	—	65,986
BRIAN LYNCH	—	258	—	—	—	258
BRIDAL GUIDE	32,500	—	—	—	—	32,500
BROCKS FP, INC.	638	—	—	—	—	638
BROOKE L. MORRISSEY	—	147	—	—	—	147
BRV INC.	2,609	—	—	—	—	2,609
BUREAU VERITAS HONG KONG	4,650	—	—	—	—	4,650
BYRON LOVE	—	384	—	—	—	384
C & H DISTRIBUTORS, INC.	212	—	—	—	—	212
CAL SAFETY COMPLIANCE CORP	14,675	—	—	—	—	14,675
CARDINAL CARRYOR	685	—	—	—	—	685
CARL J. CINCOTTA, JR.	1,790	—	—	—	—	1,790
CARLSON MARKETING GROUP	1,006	—	—	—	—	1,006
CAROLINE CHOW	—	897	—	—	—	897
CAROLYN KAZMI BLOOMFIELD	—	1,559	—	—	—	1,559
CARSON ELEVATOR COMPANY INC	327	—	—	—	—	327
CASS INFORMATION SYSTEMS	6,769	—	—	—	—	6,769
CAUSEWAY, LLC	—	(3,829)	—	—	—	(3,829)
CED	1,132	—	—	—	—	1,132
CF MURFREESBORO ASSOCIATES	2,861	—	—	—	—	2,861
CHECKPOINT (EAS)	16,285	—	—	—	—	16,285
CHRISTINE GALAL	—	26	—	—	—	26
CHRISTINE KELLY	—	34	—	—	—	34
CHRISTINE MESZAROS	—	113	—	—	—	113
CINTAS CORPORATION	593	—	—	—	—	593
CITY OF FAYETTEVILLE	50	—	—	—	—	50
CLASSIC MARKING PRODUCTS, INC.	104	—	—	—	—	104

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	8/23/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

CLEAN IMAGE CUSTODIAL	3,401	—	—	—	—	3,401
CLEANWAY INDUSTRIES, INC.	4,326	—	—	—	—	4,326
CLEAR-VU WINDOW CLEANING INC	97	—	—	—	—	97
CMS STAFFING	2,847	—	—	—	—	2,847
COMFOR SYSTEM USA	7,598	—	—	—	—	7,598
COMMERCIAL AIR SYSTEMS INC	2,635	—	—	—	—	2,635
COMMONWEALTH COMMUNICATIONS	417	—	—	—	—	417
CONDE NAST (MODERN BRIDE CON.)	43,069	—	—	—	—	43,069
CONNEY SAFETY PRODUCTS	126	—	—	—	—	126
CORPORATE SAFE SPECIALISTS	2,982	—	—	—	—	2,982
CRUSH BEARINGS & DRIVES INC	1,270	—	—	—	—	1,270
CSM Bonaventure Limited	—	—	(12,725)	—	—	(12,725)
CUNNINGHAM GOLF CART	266	—	—	—	—	266
DAMIAN J GIANGIACOMO	—	—	10,000	—	—	10,000
DANIEL TORTORIELLO	—	1,279	—	—	—	1,279
DARRYL ALLEN	—	269	—	—	—	269
DATAFLOW SERVICES	779	—	—	—	—	779
DAVID DAUM	—	103	—	—	—	103
DDR MDT MARKETPLACE AT	—	(1,948)	—	—	—	(1,948)
DDRTC WARWICK CENTER LLC	—	(2,276)	—	—	—	(2,276)
DEAN DESJARDINS	—	221	—	—	—	221
DEBORAH STEC	—	70	—	—	—	70
DELAWARE RIVER LAND CO., LLC	—	—	13,572	—	—	13,572
DENISE LAFAVE	—	609	—	—	—	609
DENTCO	4,273	—	—	—	—	4,273
DENVILLE HARDWARE & PAINT CO.	267	—	—	—	—	267
DETERRENT TECHONOLOGIES	328	—	—	—	—	328
DIGITAL STORAGE SOLUTIONS INC.	7,026	—	—	—	—	7,026
DISH NETWORK	803	6	—	—	—	809
DRM WASTE MGT.	194,060	2,460	—	—	—	196,520
DURABLE ROOFING CO.	4,825	—	—	—	—	4,825
DWM	4,467	—	—	—	—	4,467
EAST COAST TURF	675	—	—	—	—	675
EAST PARK IMPROVEMENTS, LLC	—	(3,618)	—	—	—	(3,618)
EASYLINK SERVICES INT’L CORP	99	—	—	—	—	99
EDWARD KONIECZKA	—	891	—	—	—	891
ENCORE/EMERLING DESIGN	425	—	—	—	—	425
ERDNER BROS, INC.	—	—	11,778	—	—	11,778
ERIC YEMMA	—	408	—	—	—	408
ERRICO D’AGOSTINO JR.	—	612	—	—	—	612
EVERGREEN IRRIGATION INC.	85	—	—	—	—	85
EXTRAMEASURES, LLC	—	239,182	—	—	—	239,182
F.DAVID CODER	—	8,027	—	—	—	8,027
FASTENAL COMPANY	47	—	—	—	—	47
FISH WINDOW CLEANING	746	—	—	—	—	746
FISH WINDOW CLEANING	94	—	—	—	—	94
FLEMINGTON REALTY, L.L.C.	—	(25,834)	—	—	—	(25,834)
FOOD EXPRESS, INC.	218	—	—	—	—	218
FOOTSTAR	100	—	—	—	—	100
FRANK SAVINO	—	595	—	—	—	595
FREDERICK WINE	—	313	—	—	—	313
G & K SERVICES	683	—	—	—	—	683
G. NEIL DIRECT MAIL INC.	163	—	—	—	—	163
GARDA CL ATLANTA	19,994	—	—	—	—	19,994
GARY THORNHILL	359	—	—	—	—	359
GATEKEEPER SYSTEMS INC	217	—	—	—	—	217
GE CAPITAL	561	—	—	—	—	561
GENESIS FACILITY MANAGEMENT	9,840	—	—	—	—	9,840
GENEVE PONSON	—	105	—	—	—	105
GEORGE G GOLLEHER	—	—	10,000	—	—	10,000
GIFT CARD PARTNERS	70,192	—	—	—	—	70,192
GILLIS/JARKE	2,284	—	—	—	—	2,284

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	8/23/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

GLL US Retail LP Legacy Place	—	(8,091)	(863)	—	—	(8,955)
GLOBAL FACILITY SOLUTIONS INC	12,369	—	—	—	—	12,369
GRAPHIC TECHNOLOGY SERVICES,	3,156	—	—	—	—	3,156
GREENSBORO AREA CHAMBER OF COMMERCE	371	—	—	—	—	371
GREG DORAN	—	3,795	—	—	—	3,795
GREGORY BURKE	—	(73)	—	—	—	(73)
HARTE-HANKS DATA TECHNOLOGIES	93,152	—	—	—	—	93,152
HEARST MAGAZINES	4	—	—	—	—	4
HOOVER’S INC.	1,819	—	—	—	—	1,819
HORIZON NATIONAL CONTRACT	21,040	—	—	—	—	21,040
I.D.TECHNOLOGY	1,054	—	—	—	—	1,054
IBM CORP	193	—	—	—	—	193
INDUSTRIAL BUILDING SERV., INC	9,769	—	—	—	—	9,769
INFINITY ELEVATOR COMPANY, INC	362	—	—	—	—	362
INLAND U.S. MANAGEMENT LLC	—	(1,082)	—	—	—	(1,082)
INLAND US MANAGEMENT, LLC	—	250	—	—	—	250
INLAND US MANAGEMENT, LLC	—	(329)	—	—	—	(329)
INNER WORKINGS	36,505	—	—	—	—	36,505
INOVIS	1,400	—	—	—	—	1,400
INTEGRITY STAFFING SOLUTIONS	26,898	—	—	—	—	26,898
INTERIORS UNLIMITED	1,135	—	—	—	—	1,135
IRON MOUNTAIN RECORDS	31,620	—	—	—	—	31,620
ITA GROUP	13,537	—	—	—	—	13,537
JAMES HAYNIE	—	1,059	—	—	—	1,059
JAMES M. PLEASANTS CO.INC.	580	—	—	—	—	580
JANET JUNG	—	1,086	—	—	—	1,086
JARED LEIMAN	—	—	(75)	—	—	(75)
JASON T JOHNSON	—	210	—	—	—	210
JDA SOFTWARE SERVICES,INC	4,234	—	—	—	—	4,234
JEFF MARTIN	—	(7)	—	—	—	(7)
JENNIFER JUSTICE	—	115	—	—	—	115
JOHN CONTI COFFEE COMPANY	726	—	—	—	—	726
JOHN CRYNOCK	—	292	—	—	—	292
JOMARK	8,115	—	—	—	—	8,115
JONATHON ZIMMERMAN	—	38	—	—	—	38
JORDAN HOUSE FLOWERS &	130	—	—	—	—	130
JOSE CRUZ	—	230	—	—	—	230
JUDITH KREMPA	—	35	—	—	—	35
KATHLEEN KIMPLE	—	23	—	—	—	23
KATHY CONNOLLY	—	148	—	—	—	148
KAYSER’S DAIRY, INC.	2,766	—	—	—	—	2,766
KDM-POP SOLUTIONS GROUP	24,554	—	—	—	—	24,554
KENNETH BIRD	—	1,927	—	—	—	1,927
KENNETH JAMES	—	134	—	—	—	134
KEY EQUIPMENT FIANCE	4,427	—	—	—	—	4,427
KRAUTH ELECTRIC	122	—	—	—	—	122
KRISTA MOLINARO	—	102	—	—	—	102
LANGE’S LAWN SERVICE	1,761	—	—	—	—	1,761
LARO SERIVE	20,016	—	—	—	—	20,016
LEE ANN FORSYTH	—	375	—	—	—	375
LEE S. NEIBART	—	—	10,000	—	—	10,000
LEGGETT & PLATT CHARLESTON	1,179	—	—	—	—	1,179
LISA BANASIAK	—	64	—	—	—	64
LISA ROBINSON	—	591	—	—	—	591
LOWE COMMERCIAL ROOFING, LLC	690	—	—	—	—	690
LP NETWORK INC.	11,167	—	—	—	—	11,167
LPC INC.	244	—	—	—	—	244
MAINTENANCE SERVICES, INC.	211	—	—	—	—	211
MANDEVILLE SIGNS INC.	1,660	—	—	—	—	1,660
MARANGE PRINTING	1,478	—	—	—	—	1,478
MARCIA LEMBERG	—	1,277	—	—	—	1,277
MARGO RICE	—	276	—	—	—	276

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	8/23/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

MARIAN HARRISON	—	500	—	—	—	500
MARIANNE ANTHONY	—	82	—	—	—	82
MARK BLEWETT	—	393	—	—	—	393
MARK CALLOWAY	—	286	—	—	—	286
MARK NEWELL	—	90	—	—	—	90
MARK RATERMANN	—	116	—	—	—	116
MARK SIMMONS	—	643	—	—	—	643
MARTY HAHN	—	84	—	—	—	84
MASON INVESTMENT	1,750	—	—	—	—	1,750
MASSGLASS & DOOR SERVICE,INC.	14,658	—	—	—	—	14,658
MAYER LABS PRESS, INC.	8,150	—	—	—	—	8,150
MAYO STUDIOS	14,614	—	—	—	—	14,614
MEDCO SUPPLY COMPANY	1,797	—	—	—	—	1,797
METRO TECH	56,721	—	—	—	—	56,721
MICHAEL NEWMAN	—	1,211	—	—	—	1,211
MICHAEL RUBRINGER	—	1,857	—	—	—	1,857
MICHELE VELLEGAS	—	174	—	—	—	174
MICHELLE MOLTHU	—	85	—	—	—	85
MICROGRAPHIC INFORMATION INC.	9,514	—	—	—	—	9,514
MIDLAND INFORMATION SYSTEMS,	3,315	—	—	—	—	3,315
MIDTOWN NEON SIGN CORP.	787	—	—	—	—	787
MILLER PROTECTIVE SERVICE	100	—	—	—	—	100
MMCDD	1,730	—	—	—	—	1,730
MONTGOMERY TOWNSHIP OFFICE	125	—	—	—	—	125
MONTI INDUSTRIES	2,691	—	—	—	—	2,691
MOORE WALLACE	21,134	—	—	—	—	21,134
MOORE WALLACE	852	—	—	—	—	852
MOUNTAIN ALARM	340	—	—	—	—	340
MR. JOHN	81	—	—	—	—	81
MWW GROUP INC.	21,982	—	—	—	—	21,982
NANCY FRIKERT	—	73	—	—	—	73
NETPIXEL, INC.	16,250	—	—	—	—	16,250
NETWORK ELECTRICAL SERVICES	16,738	—	—	—	—	16,738
NEWCASTLE PROPERTIES, LLC	23,021	—	—	—	—	23,021
NJ IORIO LANDSCAPING	867	—	—	—	—	867
NORTH EASTERN CHEMICALS, INC.	905	—	—	—	—	905
OCE IMAGISTICS INC	552	—	—	—	—	552
OFFICE DEPOT	120	—	—	—	—	120
ORION SYSTEMS	162	—	—	—	—	162
PATRICK GLEASON	—	939	—	—	—	939
PAUL BOISVERT	—	89	—	—	—	89
PAUL BRADEN	—	656	—	—	—	656
PERKAROMA	8,118	—	—	—	—	8,118
PETER COPSES	—	—	10,000	—	—	10,000
PI WORLDWIDE	175	—	—	—	—	175
PINNACLE PACKAGING, INC.	2,241	—	—	—	—	2,241
PPG VENTURE I LIMITED	—	7,259	—	—	—	7,259
PROTECTORS SECURITY SERV. INC	4,502	—	—	—	—	4,502
PRUYN BEARING CO.	1,415	—	—	—	—	1,415
QUALITY REPRO CENTERS, INC	159	—	—	—	—	159
QUALITY SOLUTIONS, INC.	17,096	—	—	—	—	17,096
R.W. ROGERS CO	3,060	—	—	—	—	3,060
REGAL STAMP & SIGN CO.INC	36	—	—	—	—	36
REXEL CAPITOL LIGHTING INC	409	—	—	—	—	409
RIDER DICKERSON, INC.	169	—	—	—	—	169
RIVERDALE CROSSING, LLC	—	(2,594)	—	—	—	(2,594)
RIVERFRONT HEALTH SYSTEMS	295	—	—	—	—	295
ROBERT BRAUER	—	670	—	—	—	670
ROBERT LEBRUN	—	110	—	—	—	110
ROBERT LEIS	—	270	—	—	—	270
ROBERT RESNICK	—	75	—	—	—	75
ROBERT SERENSON	—	115	—	—	—	115

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	8/23/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

ROCCO DINAPOLI	—	427	—	—	—	427
RONALD EHRENTRAUT	—	409	—	—	—	409
RSM MAINTENANCE LLC	16,960	—	—	—	—	16,960
RUSSELL BENSLEY	—	351	—	—	—	351
RYAN STIGALL	—	150	—	—	—	150
RYIN FRANCIS	—	1,040	—	—	—	1,040
S & S SYTEMS LLC	1,818	—	—	—	—	1,818
SAMUEL SANCHEZ	—	152	—	—	—	152
SANFORD LEVINE & SONS	441	—	—	—	—	441
SCHINDLER ELEVATOR CORP.	1,280	—	—	—	—	1,280
SCHMITZ SAFE & LOCK CO.	199	—	—	—	—	199
SCHWARZ	112,344	—	—	—	—	112,344
SCOTT ABERT	—	60	—	—	—	60
SCOTT FOLLK	—	303	(910)	—	—	(607)
SHARP BUSINESS SYSTEMS	634	—	—	—	—	634
SHAWN YOKELEY	—	731	—	—	—	731
SHRM	160	—	—	—	—	160
SOFTWARE HOUSE INTERNATIONAL	1,552	—	—	—	—	1,552
SPECIALIZED TECHNOLOGY	22,266	—	—	—	—	22,266
SPENCER TECHNOLOGIES	1,193	—	—	—	—	1,193
STANDARD PARKING	320	—	—	—	—	320
STATE WINDOW SHADE & DRAPERY	7,517	—	—	—	—	7,517
STEVE COX	—	800	—	—	—	800
STONER BUNTING ADVERTISING	10,000	—	—	—	—	10,000
SUN SERVICES JANITORIAL	66	—	—	—	—	66
SUNGUARD AVAILABILITY SERV.LP	10,000	—	—	—	—	10,000
SUNSHINE WINDOW CLEANING	45	—	—	—	—	45
SUPERIER LANDSCAPE	1,848	—	—	—	—	1,848
SYMETRA FINANCIAL	53,128	—	—	—	—	53,128
TALX CORPORATION	11,047	—	—	—	—	11,047
TECHNOLOGY RECOVERY GROUP	330	—	—	—	—	330
TELECHECK	12,851	—	—	—	—	12,851
TEMPTATION VENDING L.L.C.	455	—	—	—	—	455
THE NEWPORT GROUP	7,988	—	—	—	—	7,988
THE OAKS MALL- GGPLP	—	53	—	—	—	53
THE PAIGE COMPANY, INC.	363	—	—	—	—	363
THE WEEKS-LERMAN GROUP, LLC	9,878	—	—	—	—	9,878
THOMPKINS & DAVIDSON, LLP	1,294	—	—	—	—	1,294
THYSSENKRUPP ELEVATOR	343	—	—	—	—	343
TIFFANY & CO.	2,864	—	—	—	—	2,864
TKE CORP.	48	—	—	—	—	48
TOM FISCHETTI	—	935	—	—	—	935
TOPLINE MATERIAL HANDLING	237	—	—	—	—	237
TRADECARD INC.	46,037	—	—	—	—	46,037
TRI-DIM FILTER CORP.	28,987	—	—	—	—	28,987
TRI-VAC POWER SWEEPING	3,580	—	—	—	—	3,580
UNIVERSAL SURVIELLANCE SYSTEMS	741	—	—	—	—	741
US LAWNS OF GREENSBORO	1,145	—	—	—	—	1,145
VETERANS WORLDWIDE MAINT	20,329	—	—	—	—	20,329
WATCHUNG SPRING WATER CO. INC.	188	—	—	—	—	188
WILLIAM J. MIRO II	900	—	—	—	—	900
WILLIAMS FOOD SERVICE	90	—	—	—	—	90
WINTER WYMAN FINANCIAL	671	—	—	—	—	671
XEROGRAPHIC DOCUMENT SOLUTIONS	462	—	—	—	—	462
XEROX CORPORATION	801	—	—	—	—	801
XEROX CORPORATION	13,288	—	—	—	—	13,288

	$1,798,444	$243,724	$59,087	$—	$—	$2,101,254

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	08/23/08

MOR-6: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Amount

Accounts Receivable Reconciliation
Total Accounts Receivable at the Beginning of the Reporting Period	$41,582,888
Plus: Amounts Billed During the Period	1,217,386
Less: Amounts Collected During the Period	(4,444,312)
Total Accounts Receivable at the End of the Reporting Period	$38,355,962

Accounts Receivable Aging
0 - 30 Days Old	$27,839,868
31 - 60 Days Old	2,378,806
61 - 90 Days Old	1,882,121
91+ Days Old	6,393,107
Total Accounts Receivable	38,493,902
Amounts Considered Uncollectible (bad debt)	(137,943)
Accounts Receivable (net)	$38,355,959

DEBTOR QUESTIONNAIRE

Question		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3.	Have all postpetition tax returns been timely filed?	X
4.	Are workers compensation, general liability, and other necessary insurance coverages in effect?	X
5.	Has any bank account been opened during the reporting period?	X

Explanations to Debtor Questionnaire:
1.	The Bankruptcy Court has approved liquidation sales in 171 stores. The Debtors continued to to conduct the inventory and fixed asset liquidation and the liquidation sales during the reporting period.
2.	N/A
3.	N/A
4.	N/A
5.

An account was opened at Bank of America on July 30,2008 (account #4426587941). Proceeds from the sale of fixed assets are to be deposited into this account. No checks or wires are being drawn from this account.

MOR-6